First Allmerica Financial Life Insurance Company

Allmerica Select Separate Account II

Financial Statements

December 31, 2023

First Allmerica Financial Life Insurance Company

Allmerica Select Separate Account II

Financial Statements

December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

First Allmerica Financial Life Insurance Company and

Policy Owners of Allmerica Select Separate Account II

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the Sub-Accounts of the Allmerica Select Separate Account II (the “Separate Account”) of First Allmerica Financial Life Insurance Company as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
AB VPS Large Cap Growth Portfolio – Class B	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
AB VPS Relative Value Portfolio – Class B	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Fidelity VIP Equity-Income Portfolio – Initial Class	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Fidelity VIP Growth Portfolio – Initial Class	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Fidelity VIP High Income Portfolio – Initial Class	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
FT VIP Franklin Mutual Shares VIP Fund – Class 2	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
FT VIP Franklin Small-Mid Cap Growth VIP Fund – Class 2	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT Core Fixed Income Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023

Goldman Sachs VIT Equity Index Fund – Service Shares	For the period from January 1, 2023 to April 21, 2023	For the period from January 1, 2023 to April 21, 2023, and the year ended December 31, 2022	For the period from January 1, 2023 to April 21, 2023, and the two years ended December 31, 2022
Goldman Sachs VIT Government Money Market Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT International Equity Insights Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT Mid Cap Growth Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT Mid Cap Value Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT Strategic Growth Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Invesco V.I. American Franchise Fund – Series I Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Invesco V.I. Health Care Fund – Series I Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Janus Henderson Research Portfolio – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
T. Rowe Price International Stock Portfolio	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023

The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with each Sub-Account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 15, 2024

We have served as the auditor of one or more separate accounts of First Allmerica Financial Life Insurance Company since 2021.

Allmerica Select Separate Account II

Statements of Net Assets

December 31, 2023

	AB VPS Large Cap Growth Portfolio	AB VPS Relative Value Portfolio (a)	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Growth Portfolio	Fidelity VIP High Income Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$86,776	$76,873	$404,457	$793,372	$96,704
Net assets	$86,776	$76,873	$404,457	$793,372	$96,704

Net assets by category:
Accumulation reserves	$86,776	$76,873	$404,457	$793,372	$96,704
Net assets	$86,776	$76,873	$404,457	$793,372	$96,704

Units outstanding, December 31, 2023	14,289	18,394	77,860	83,654	43,577

Investments in shares of the Underlying Funds, at cost	$62,089	$71,008	$360,944	$558,016	$114,242
Underlying Fund shares held	1,296	2,671	16,276	8,522	21,023

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Net Assets

December 31, 2023

	FT VIP Franklin Mutual Shares VIP Fund	FT VIP Franklin Small-Mid Cap Growth VIP Fund	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Equity Index Fund (b)	Goldman Sachs VIT Government Money Market Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$51,982	$84,248	$113,782	$-	$595,438
Net assets	$51,982	$84,248	$113,782	$-	$595,438

Net assets by category:
Accumulation reserves	$51,982	$84,248	$113,782	$-	$595,438
Net assets	$51,982	$84,248	$113,782	$-	$595,438

Units outstanding, December 31, 2023	20,591	23,153	79,539	-	591,870

Investments in shares of the Underlying Funds, at cost	$54,968	$100,746	$122,063	$-	$595,438
Underlying Fund shares held	3,391	6,325	11,767	-	595,438

(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Net Assets

December 31, 2023

	Goldman Sachs VIT International Equity Insights Fund	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value Fund	Goldman Sachs VIT Strategic Growth Fund	Invesco V.I. American Franchise Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$208,280	$747,842	$456,292	$1,289,095	$57,360
Net assets	$208,280	$747,842	$456,292	$1,289,095	$57,360

Net assets by category:
Accumulation reserves	$208,280	$747,842	$456,292	$1,289,095	$57,360
Net assets	$208,280	$747,842	$456,292	$1,289,095	$57,360

Units outstanding, December 31, 2023	85,976	120,503	90,985	172,315	13,154

Investments in shares of the Underlying Funds, at cost	$205,366	$1,041,609	$448,016	$1,231,359	$57,331
Underlying Fund shares held	23,402	73,246	28,149	103,959	973

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Net Assets

December 31, 2023

	Invesco V.I. Health Care Fund	Janus Henderson Research Portfolio	T. Rowe Price International Stock Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$30,672	$89,216	$169,880
Net assets	$30,672	$89,216	$169,880

Net assets by category:
Accumulation reserves	$30,672	$89,216	$169,880
Net assets	$30,672	$89,216	$169,880

Units outstanding, December 31, 2023	9,625	18,046	54,153

Investments in shares of the Underlying Funds, at cost	$31,970	$62,966	$162,356
Underlying Fund shares held	1,184	2,072	11,318

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Operations

For the Year Ended December 31, 2023

	AB VPS Large Cap Growth Portfolio	AB VPS Relative Value Portfolio (a)	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Growth Portfolio	Fidelity VIP High Income Portfolio
INVESTMENT INCOME:
Dividends	$-	$853	$7,431	$920	$5,295

EXPENSES:
Mortality and expense risk fees	492	476	2,706	4,597	693

Net investment income (loss)	(492)	377	4,725	(3,677)	4,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	5,596	5,389	11,154	33,104	-
Net realized gain (loss) from sales of investments	400	1,341	6,863	15,074	(6,866)
Net realized gain (loss)	5,996	6,730	18,017	48,178	(6,866)
Change in unrealized gain (loss)	16,445	561	15,204	169,076	11,783
Net realized and unrealized gain (loss)	22,441	7,291	33,221	217,254	4,917
Net increase (decrease) in net assets from operations	$21,949	$7,668	$37,946	$213,577	$9,519

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Operations

For the Year Ended December 31, 2023

	FT VIP Franklin Mutual Shares VIP Fund	FT VIP Franklin Small-Mid Cap Growth VIP Fund	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Equity Index Fund (b)	Goldman Sachs VIT Government Money Market Fund
INVESTMENT INCOME:
Dividends	$1,056	$-	$3,077	$-	$20,355

EXPENSES:
Mortality and expense risk fees	367	505	709	1,120	2,725

Net investment income (loss)	689	(505)	2,368	(1,120)	17,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	4,860	-	-	-	-
Net realized gain (loss) from sales of investments	(1,801)	(4,121)	(964)	159,454	-
Net realized gain (loss)	3,059	(4,121)	(964)	159,454	-
Change in unrealized gain (loss)	2,649	22,792	4,186	(113,728)	-
Net realized and unrealized gain (loss)	5,708	18,671	3,222	45,726	-
Net increase (decrease) in net assets from operations	$6,397	$18,166	$5,590	$44,606	$17,630

(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Operations

For the Year Ended December 31, 2023

	Goldman Sachs VIT International Equity Insights Fund	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value Fund	Goldman Sachs VIT Strategic Growth Fund	Invesco V.I. American Franchise Fund
INVESTMENT INCOME:
Dividends	$4,801	$-	$3,161	$-	$-

EXPENSES:
Mortality and expense risk fees	1,257	4,503	2,848	7,550	322

Net investment income (loss)	3,544	(4,503)	313	(7,550)	(322)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	4,874	10,716	49,334	1,130
Net realized gain (loss) from sales of investments	(955)	(23,592)	(1,512)	(4,068)	(232)
Net realized gain (loss)	(955)	(18,718)	9,204	45,266	898
Change in unrealized gain (loss)	28,857	137,373	33,872	352,626	15,868
Net realized and unrealized gain (loss)	27,902	118,655	43,076	397,892	16,766
Net increase (decrease) in net assets from operations	$31,446	$114,152	$43,389	$390,342	$16,444

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Operations

For the Year Ended December 31, 2023

	Invesco V.I. Health Care Fund	Janus Henderson Research Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends	$-	$54	$1,613

EXPENSES:
Mortality and expense risk fees	203	560	1,126

Net investment income (loss)	(203)	(506)	487

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	-	-
Net realized gain (loss) from sales of investments	(319)	3,598	(461)
Net realized gain (loss)	(319)	3,598	(461)
Change in unrealized gain (loss)	1,398	26,392	24,544
Net realized and unrealized gain (loss)	1,079	29,990	24,083
Net increase (decrease) in net assets from operations	$876	$29,484	$24,570

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	AB VPS Large Cap Growth Portfolio		AB VPS Relative Value Portfolio (a)		Fidelity VIP Equity-Income Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(492)	$(466)	$377	$358	$4,725	$5,410
Net realized gain (loss)	5,996	10,758	6,730	13,840	18,017	17,611
Change in unrealized gain (loss)	16,445	(37,232)	561	(18,466)	15,204	(49,222)
Net increase (decrease) in net assets from operations	21,949	(26,940)	7,668	(4,268)	37,946	(26,201)

FROM Policy TRANSACTIONS:
Net purchase payments	1,611	1,611	2,825	3,756	19,578	18,870
Terminations and withdrawals	-	(2,617)	(10,902)	(183)	(15,632)	(6,613)
Insurance and other charges	(1,543)	(1,485)	(4,576)	(5,379)	(26,324)	(27,245)
Transfers	123	12	3,614	(12)	(36,539)	(4,080)
Net increase (decrease) in net assets from Policy transactions	191	(2,479)	(9,039)	(1,818)	(58,917)	(19,068)
Net increase (decrease) in net assets	22,140	(29,419)	(1,371)	(6,086)	(20,971)	(45,269)

NET ASSETS:
Beginning of year	64,636	94,055	78,244	84,330	425,428	470,697
End of year	$86,776	$64,636	$76,873	$78,244	$404,457	$425,428

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Fidelity VIP Growth Portfolio		Fidelity VIP High Income Portfolio		FT VIP Franklin Mutual Shares VIP Fund
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(3,677)	$(247)	$4,602	$5,182	$689	$742
Net realized gain (loss)	48,178	56,842	(6,866)	(1,154)	3,059	6,767
Change in unrealized gain (loss)	169,076	(266,502)	11,783	(19,070)	2,649	(12,923)
Net increase (decrease) in net assets from operations	213,577	(209,907)	9,519	(15,042)	6,397	(5,414)

FROM Policy TRANSACTIONS:
Net purchase payments	16,271	17,742	6,174	6,614	4,544	4,649
Terminations and withdrawals	(9,037)	(2,088)	(9,723)	(352)	(3,769)	-
Insurance and other charges	(31,890)	(31,381)	(7,358)	(7,645)	(5,103)	(5,638)
Transfers	(16,631)	(530)	(12,547)	258	(9,215)	(973)
Net increase (decrease) in net assets from Policy transactions	(41,287)	(16,257)	(23,454)	(1,125)	(13,543)	(1,962)
Net increase (decrease) in net assets	172,290	(226,164)	(13,935)	(16,167)	(7,146)	(7,376)

NET ASSETS:
Beginning of year	621,082	847,246	110,639	126,806	59,128	66,504
End of year	$793,372	$621,082	$96,704	$110,639	$51,982	$59,128

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	FT VIP Franklin Small-Mid Cap Growth VIP Fund		Goldman Sachs VIT Core Fixed Income Fund		Goldman Sachs VIT Equity Index Fund (b)
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(505)	$(541)	$2,368	$925	$(1,120)	$2,499
Net realized gain (loss)	(4,121)	19,742	(964)	(732)	159,454	49,178
Change in unrealized gain (loss)	22,792	(58,265)	4,186	(19,228)	(113,728)	(184,149)
Net increase (decrease) in net assets from operations	18,166	(39,064)	5,590	(19,035)	44,606	(132,472)

FROM Policy TRANSACTIONS:
Net purchase payments	3,138	3,194	10,403	11,697	4,698	18,877
Terminations and withdrawals	(5,536)	(4,915)	(146)	(552)	-	(2,454)
Insurance and other charges	(3,787)	(3,763)	(11,253)	(12,327)	(9,918)	(33,103)
Transfers	(1,929)	1,599	1,180	(45)	(585,565)	(3,971)
Net increase (decrease) in net assets from Policy transactions	(8,114)	(3,885)	184	(1,227)	(590,785)	(20,651)
Net increase (decrease) in net assets	10,052	(42,949)	5,774	(20,262)	(546,179)	(153,123)

NET ASSETS:
Beginning of year	74,196	117,145	108,008	128,270	546,179	699,302
End of year	$84,248	$74,196	$113,782	$108,008	$-	$546,179

(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Goldman Sachs VIT Government Money Market Fund		Goldman Sachs VIT International Equity Insights Fund		Goldman Sachs VIT Mid Cap Growth Fund
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$17,630	$136	$3,544	$4,356	$(4,503)	$(4,611)
Net realized gain (loss)	-	-	(955)	(1,954)	(18,718)	6,335
Change in unrealized gain (loss)	-	-	28,857	(33,171)	137,373	(250,943)
Net increase (decrease) in net assets from operations	17,630	136	31,446	(30,769)	114,152	(249,219)

FROM Policy TRANSACTIONS:
Net purchase payments	19,334	2,358	18,693	17,928	18,300	17,502
Terminations and withdrawals	(13,355)	(74)	(109)	(4,022)	(15,010)	(924)
Insurance and other charges	(24,662)	(2,785)	(20,628)	(19,852)	(32,757)	(33,058)
Transfers	577,396	21	(2,105)	(800)	(814)	(3,326)
Net increase (decrease) in net assets from Policy transactions	558,713	(480)	(4,149)	(6,746)	(30,281)	(19,806)
Net increase (decrease) in net assets	576,343	(344)	27,297	(37,515)	83,871	(269,025)

NET ASSETS:
Beginning of year	19,095	19,439	180,983	218,498	663,971	932,996
End of year	$595,438	$19,095	$208,280	$180,983	$747,842	$663,971

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Goldman Sachs VIT Mid Cap Value Fund		Goldman Sachs VIT Strategic Growth Fund		Invesco V.I. American Franchise Fund
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$313	$(1,062)	$(7,550)	$(7,422)	$(322)	$(304)
Net realized gain (loss)	9,204	70,254	45,266	193,253	898	12,639
Change in unrealized gain (loss)	33,872	(125,251)	352,626	(684,898)	15,868	(31,090)
Net increase (decrease) in net assets from operations	43,389	(56,059)	390,342	(499,067)	16,444	(18,755)

FROM Policy TRANSACTIONS:
Net purchase payments	12,193	12,655	33,172	29,814	1,313	1,957
Terminations and withdrawals	(15,926)	(4,687)	(51,096)	(6,368)	-	-
Insurance and other charges	(24,500)	(24,665)	(64,657)	(62,179)	(1,123)	(1,878)
Transfers	(1,992)	(3,945)	(995)	(1,438)	(285)	343
Net increase (decrease) in net assets from Policy transactions	(30,225)	(20,642)	(83,576)	(40,171)	(95)	422
Net increase (decrease) in net assets	13,164	(76,701)	306,766	(539,238)	16,349	(18,333)

NET ASSETS:
Beginning of year	443,128	519,829	982,329	1,521,567	41,011	59,344
End of year	$456,292	$443,128	$1,289,095	$982,329	$57,360	$41,011

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Invesco V.I. Health Care Fund		Janus Henderson Research Portfolio		T. Rowe Price International Stock Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(203)	$(198)	$(506)	$(558)	$487	$241
Net realized gain (loss)	(319)	4,498	3,598	18,563	(461)	3,604
Change in unrealized gain (loss)	1,398	(9,450)	26,392	(52,107)	24,544	(37,036)
Net increase (decrease) in net assets from operations	876	(5,150)	29,484	(34,102)	24,570	(33,191)

FROM Policy TRANSACTIONS:
Net purchase payments	780	1,752	3,408	3,335	11,879	12,294
Terminations and withdrawals	(2,843)	(3,493)	-	(4,416)	(10,349)	(2,399)
Insurance and other charges	(1,521)	(2,291)	(6,249)	(6,605)	(12,841)	(12,669)
Transfers	3,952	98	(11,643)	115	(13,012)	1,494
Net increase (decrease) in net assets from Policy transactions	368	(3,934)	(14,484)	(7,571)	(24,323)	(1,280)
Net increase (decrease) in net assets	1,244	(9,084)	15,000	(41,673)	247	(34,471)

NET ASSETS:
Beginning of year	29,428	38,512	74,216	115,889	169,633	204,104
End of year	$30,672	$29,428	$89,216	$74,216	$169,880	$169,633

The accompanying notes are an integral part of these financial statements.

Allmerica Select Separate Account II

Notes To Financial Statements

December 31, 2023

Note 1 - Organization

Allmerica Select Separate Account II of First Allmerica Financial Life Insurance Company (“Allmerica Select Separate Account II“ or the “Separate Account”), which is a funding vehicle for the Allmerica Select Life II variable life insurance policies, is a separate investment account of First Allmerica Financial Life Insurance Company (“FAFLIC”), established on June 1, 1996, for the purpose of separating from the general assets of FAFLIC (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by FAFLIC. FAFLIC is the Sponsor of the Separate Account. FAFLIC is a wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”). Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG is a majority-owned subsidiary of KKR & Co., Inc.

FAFLIC is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, FAFLIC is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of FAFLIC, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Eighteen Sub-Accounts were offered by the Separate Account during 2023, all of which had activity.

Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund groups:
Fund Group
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
T. Rowe Price International Series, Inc.

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
AB VPS Large Cap Growth Portfolio	Class B
AB VPS Relative Value Portfolio	Class B
Fidelity VIP Equity-Income Portfolio	Initial Class
Fidelity VIP Growth Portfolio	Initial Class
Fidelity VIP High Income Portfolio	Initial Class
FT VIP Franklin Mutual Shares VIP Fund	Class 2
FT VIP Franklin Small-Mid Cap Growth VIP Fund	Class 2
Goldman Sachs VIT Core Fixed Income Fund	Service Shares
Goldman Sachs VIT Equity Index Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares

Allmerica Select Separate Account II

Notes To Financial Statements

December 31, 2023

Note 1 - Organization (Continued)

Underlying Fund (Continued)	Class
Goldman Sachs VIT International Equity Insights Fund	Service Shares
Goldman Sachs VIT Mid Cap Growth Fund	Service Shares
Goldman Sachs VIT Mid Cap Value Fund	Service Shares
Goldman Sachs VIT Strategic Growth Fund	Service Shares
Invesco V.I. American Franchise Fund	Series I Shares
Invesco V.I. Health Care Fund	Series I Shares
Janus Henderson Research Portfolio	Service Shares
T. Rowe Price International Stock Portfolio	-
In 2023 the following Sub-Account was renamed:
Date	New Name	Old Name
May 1, 2023	AB VPS Relative Value Portfolio	AB VPS Growth and Income Portfolio
In 2023 the following Sub-Account was liquidated:
Date	Liquidated Sub-Account
April 21, 2023	Goldman Sachs VIT Equity Index Fund

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Reclassification

On the Statements of Changes in Net Assets, Transfers for the year ended December 31, 2022 have been reclassified to conform to the 2023 presentation.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

FAFLIC management has evaluated events subsequent to December 31, 2023. Other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

On January 2, 2024, KKR & Co. Inc. (“KKR”) acquired all of the remaining minority equity interests of GAFG that KKR did not already own. At the closing of the transaction, GAFG became a wholly-owned subsidiary of KKR.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying

Allmerica Select Separate Account II

Notes To Financial Statements

December 31, 2023

Note 2 - Summary of Significant Accounting Policies (Continued)

Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which FAFLIC had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The Underlying Funds in the Separate Account produces a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Policy owners under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Transfers include amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account, along with Policy loan activity and death claims.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as

Allmerica Select Separate Account II

Notes To Financial Statements

December 31, 2023

Note 2 - Summary of Significant Accounting Policies (Continued)

a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2023.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

On each monthly processing date, FAFLIC deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies and a charge for any optional insurance benefits added by rider. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured. FAFLIC may also charge other one-time fees for certain Policy transactions, which are not listed in the following table. These Policy deductions may be allocated to one Sub-Account. If no Sub-Account is chosen, a pro-rata allocation will be made. If the Sub-Account chosen does not have sufficient funds to cover the cost of insurance charges, a pro-rata allocation will be made. Policy fees may be waived by FAFLIC in certain cases at its discretion, and where permitted by law.

FAFLIC also assesses a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates FAFLIC for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by FAFLIC is that insureds may live for a shorter time than anticipated, and that FAFLIC therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, FAFLIC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to FAFLIC. The Separate Account Administrative Charge reimburses FAFLIC for the costs of administering the Separate Account and the Sub-Accounts.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Policies (“Individual Policy”). Current fees and charges are summarized in the following table.

Allmerica Select Separate Account II

Notes To Financial Statements

December 31, 2023

Note 3 - Expenses and Related Party Transactions (Continued)

Allmerica Select Life II
Mortality and Expense Risk Charge
Frequency	Daily
Deduction Method	Unit Fair Value
Rate (Annual)	0.65%

Separate Account Administrative Charge
Frequency	Daily
Deduction Method	Unit Fair Value
Rate (Annual)	0.15% during the first 10 Policy years, with no charge imposed thereafter

Cost of Insurance Charge
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Charges for Optional Benefits
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount.

Some states and municipalities impose premium taxes, which currently range up to 5%, on variable life policies.

There are other fees and charges that may be assessed at the discretion of FAFLIC, in accordance with Policy terms.

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AB VPS Large Cap Growth Portfolio	305	(269)	36	339	(780)	(441)
AB VPS Relative Value Portfolio_(a)	2,026	(4,413)	(2,387)	813	(1,301)	(488)
Fidelity VIP Equity-Income Portfolio	3,217	(15,387)	(12,170)	1,875	(5,902)	(4,027)
Fidelity VIP Growth Portfolio	2,014	(7,000)	(4,986)	939	(3,053)	(2,114)
Fidelity VIP High Income Portfolio	4,384	(15,529)	(11,145)	2,221	(2,722)	(501)
FT VIP Franklin Mutual Shares VIP Fund	1,903	(7,715)	(5,812)	1,535	(2,443)	(908)
FT VIP Franklin Small-Mid Cap Growth VIP Fund	866	(3,388)	(2,522)	1,371	(2,402)	(1,031)
Goldman Sachs VIT Core Fixed Income Fund	6,344	(6,192)	152	5,889	(6,797)	(908)
Goldman Sachs VIT Equity Index Fund_(b)	247	(103,301)	(103,054)	1,359	(5,084)	(3,725)
Goldman Sachs VIT Government Money Market Fund	600,862	(28,752)	572,110	2,128	(2,628)	(500)
Goldman Sachs VIT International Equity Insights Fund	5,094	(7,019)	(1,925)	5,173	(8,243)	(3,070)
Goldman Sachs VIT Mid Cap Growth Fund	1,704	(7,106)	(5,402)	1,601	(5,231)	(3,630)
Goldman Sachs VIT Mid Cap Value Fund	1,536	(8,091)	(6,555)	1,287	(5,797)	(4,510)
Goldman Sachs VIT Strategic Growth Fund	2,374	(14,854)	(12,480)	2,058	(8,704)	(6,646)
Invesco V.I. American Franchise Fund	335	(349)	(14)	610	(484)	126
Invesco V.I. Health Care Fund	1,742	(1,569)	173	810	(2,010)	(1,200)
Janus Henderson Research Portfolio	553	(3,806)	(3,253)	641	(2,451)	(1,810)
T. Rowe Price International Stock Portfolio	2,520	(10,815)	(8,295)	3,340	(3,738)	(398)

(a) Name change. See Note 1.
(b) Fund liquidation. See Note 1.

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2023 were as follows:

Investment Portfolios	Purchases	Sales
AB VPS Large Cap Growth Portfolio	$7,089	$1,794
AB VPS Relative Value Portfolio (a)	14,039	17,312
Fidelity VIP Equity-Income Portfolio	33,440	76,478
Fidelity VIP Growth Portfolio	50,347	62,207
Fidelity VIP High Income Portfolio	14,262	33,113
FT VIP Franklin Mutual Shares VIP Fund	10,276	18,270
FT VIP Franklin Small-Mid Cap Growth VIP Fund	2,659	11,278
Goldman Sachs VIT Core Fixed Income Fund	11,565	9,013
Goldman Sachs VIT Equity Index Fund (b)	1,157	593,062
Goldman Sachs VIT Government Money Market Fund	606,803	30,460
Goldman Sachs VIT International Equity Insights Fund	15,829	16,434
Goldman Sachs VIT Mid Cap Growth Fund	13,565	43,476
Goldman Sachs VIT Mid Cap Value Fund	20,252	39,448
Goldman Sachs VIT Strategic Growth Fund	63,073	104,865
Invesco V.I. American Franchise Fund	2,320	1,606
Invesco V.I. Health Care Fund	5,277	5,113
Janus Henderson Research Portfolio	2,276	17,266
T. Rowe Price International Stock Portfolio	8,761	32,598

(a) Name change.  See Note 1.

(b) Fund liquidation.  See Note 1.

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
AB VPS Large Cap Growth Portfolio
2023	14,289	6.07	86,776	N/A	0.65	34.00
2022	14,253	4.53	64,636	N/A	0.65	(29.22)
2021	14,695	6.40	94,055	N/A	0.65	27.74
2020	14,702	5.01	73,624	N/A	0.65	34.32
2019	15,360	3.73	57,285	N/A	0.65	33.69
AB VPS Relative Value Portfolio (a)
2023	18,394	4.18	76,873	1.17	0.65	10.88
2022	20,781	3.77	78,244	1.11	0.65	(4.80)
2021	21,269	3.96	84,330	0.64	0.65	26.92
2020	21,481	3.12	67,061	1.39	0.65	1.63
2019	24,994	3.07	76,643	1.03	0.65	22.80
Fidelity VIP Equity-Income Portfolio
2023	77,860	5.19	404,457	1.79	0.65	9.73
2022	90,030	4.73	425,428	1.90	0.65	(5.40)
2021	94,057	5.00	470,697	1.91	0.65	24.07
2020	96,442	4.03	388,962	1.84	0.65	6.05
2019	97,654	3.80	371,552	2.03	0.65	26.67
Fidelity VIP Growth Portfolio
2023	83,654	9.48	793,372	0.13	0.65	35.24
2022	88,640	7.01	621,082	0.62	0.65	(24.95)
2021	90,753	9.34	847,246	N/A	0.65	22.41
2020	95,901	7.63	731,371	0.07	0.65	43.15
2019	101,799	5.33	543,064	0.26	0.65	33.25

(a) Name change. See Note 1.

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Fidelity VIP High Income Portfolio
2023	43,577	2.22	96,704	4.97	0.65	9.90
2022	54,722	2.02	110,639	5.16	0.65	(12.17)
2021	55,224	2.30	126,806	5.38	0.65	4.07
2020	55,146	2.21	122,072	5.02	0.65	1.84
2019	56,495	2.17	122,513	5.22	0.65	14.21
FT VIP Franklin Mutual Shares VIP Fund
2023	20,591	2.52	51,982	1.87	0.65	12.50
2022	26,403	2.24	59,128	1.86	0.65	(8.20)
2021	27,311	2.44	66,504	2.78	0.65	18.45
2020	31,652	2.06	65,100	2.91	0.65	(5.50)
2019	33,419	2.18	72,857	1.86	0.65	21.79
FT VIP Franklin Small-Mid Cap Growth VIP Fund
2023	23,153	3.64	84,248	N/A	0.65	25.95
2022	25,675	2.89	74,196	N/A	0.65	(34.17)
2021	26,706	4.39	117,145	N/A	0.65	9.48
2020	29,060	4.01	116,627	N/A	0.65	54.23
2019	34,400	2.60	89,598	N/A	0.65	30.65
Goldman Sachs VIT Core Fixed Income Fund
2023	79,539	1.43	113,782	2.82	0.65	5.15
2022	79,387	1.36	108,008	1.46	0.65	(15.00)
2021	80,295	1.60	128,270	1.12	0.65	(2.44)
2020	86,419	1.64	142,124	2.01	0.65	8.61
2019	86,928	1.51	131,535	2.55	0.65	7.86
Goldman Sachs VIT Equity Index Fund (b)
2023	-	5.74	-	N/A	0.65	8.30
2022	103,054	5.30	546,179	1.07	0.65	(19.08)
2021	106,779	6.55	699,302	0.98	0.65	27.43
2020	113,590	5.14	584,080	1.29	0.65	17.08
2019	118,325	4.39	519,452	1.50	0.65	29.88

(b) Fund liquidation. See Note 1.

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Goldman Sachs VIT Government Money Market Fund
2023	591,870	1.01	595,438	4.81	0.65	4.12
2022	19,760	0.97	19,095	1.36	0.65	1.04
2021	20,260	0.96	19,439	0.00	0.65	(1.03)
2020	20,385	0.97	19,686	0.29	0.65	0.00
2019	24,224	0.97	23,483	1.88	0.65	1.04
Goldman Sachs VIT International Equity Insights Fund
2023	85,976	2.42	208,280	2.48	0.65	17.48
2022	87,901	2.06	180,983	3.00	0.65	(14.17)
2021	90,971	2.40	218,498	2.58	0.65	11.11
2020	92,621	2.16	200,267	1.40	0.65	5.88
2019	90,620	2.04	185,107	2.23	0.65	17.24
Goldman Sachs VIT Mid Cap Growth Fund
2023	120,503	6.21	747,842	N/A	0.65	17.84
2022	125,905	5.27	663,971	N/A	0.65	(26.81)
2021	129,535	7.20	932,996	N/A	0.65	10.77
2020	131,771	6.50	856,944	N/A	0.65	43.17
2019	136,766	4.54	620,374	N/A	0.65	33.14
Goldman Sachs VIT Mid Cap Value Fund
2023	90,985	5.02	456,292	0.72	0.65	10.57
2022	97,540	4.54	443,128	0.42	0.65	(10.81)
2021	102,050	5.09	519,829	0.21	0.65	29.52
2020	104,529	3.93	410,457	0.44	0.65	7.67
2019	108,272	3.65	395,524	0.57	0.65	30.36
Goldman Sachs VIT Strategic Growth Fund
2023	172,315	7.48	1,289,095	N/A	0.65	40.60
2022	184,795	5.32	982,329	N/A	0.65	(33.08)
2021	191,441	7.95	1,521,567	N/A	0.65	20.82
2020	196,812	6.58	1,295,277	N/A	0.65	39.11
2019	202,915	4.73	959,367	0.05	0.65	34.38

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Invesco V.I. American Franchise Fund
2023	13,154	4.36	57,360	N/A	0.65	40.19
2022	13,168	3.11	41,011	N/A	0.65	(31.65)
2021	13,041	4.55	59,344	N/A	0.65	11.25
2020	13,044	4.09	53,377	0.07	0.65	41.52
2019	13,135	2.89	38,005	N/A	0.65	35.68
Invesco V.I. Health Care Fund
2023	9,625	3.19	30,672	N/A	0.65	2.57
2022	9,452	3.11	29,428	N/A	0.65	(14.09)
2021	10,653	3.62	38,512	0.20	0.65	11.73
2020	15,830	3.24	51,295	0.31	0.65	13.68
2019	20,540	2.85	58,528	0.04	0.65	31.94
Janus Henderson Research Portfolio
2023	18,046	4.94	89,216	0.06	0.65	41.95
2022	21,299	3.48	74,216	N/A	0.65	(30.54)
2021	23,109	5.01	115,889	0.02	0.65	19.29
2020	23,892	4.20	100,459	0.22	0.65	31.66
2019	24,610	3.19	78,562	0.31	0.65	34.03
T. Rowe Price International Stock Portfolio
2023	54,153	3.14	169,880	0.93	0.65	15.44
2022	62,448	2.72	169,633	0.79	0.65	(16.31)
2021	62,845	3.25	204,104	0.58	0.65	0.62
2020	64,474	3.23	208,014	0.57	0.65	13.73
2019	67,416	2.84	191,288	2.43	0.65	26.79

Allmerica Select Separate Account II
Notes To Financial Statements
December 31, 2023

Note 6 - Financial Highlights (Continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY FINANCIAL STATEMENTS as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 and Supplemental Information as of and for the Year Ended December 31, 2023

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Index to Statutory Financial Statements

Year Ended December 31, 2023 and 2022

Independent Auditor's Report	3
Statements of Admitted Assets, Liabilities, Capital and Surplus – Statutory Basis	6
Statements of Operations – Statutory Basis	7
Statements of Changes in Capital and Surplus – Statutory Basis	8
Statements of Cash Flows – Statutory Basis	9
Notes to Statutory Financial Statements – Statutory Basis	11

Supplemental Information	68
Supplemental Schedule of Selected Statutory Financial Data	69
Supplemental Schedule of Investment Risks Interrogatories	72
Summary Investment Schedule	77
Supplemental Schedule of Reinsurance Disclosures	79

INDEPENDENT AUDITOR’S REPORT

To the Audit Committee of Global Atlantic Financial Group LLC Opinions

We have audited the statutory-basis financial statements of First Allmerica Financial Life Insurance

Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not readily determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory-basis financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory-basis financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory- basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

April 12, 2024

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS - STATUTORY BASIS

As of December 31, 2023 and 2022

(Dollars in thousands, except share data)	Notes	2023	2022
ASSETS
Bonds	3,4	$10,843,454	$4,750,538
Common Stock		3,091	1,545
Mortgage loans	3,4	1,281,913	157,044
Other invested assets including receivables for securities	3,4	122,331	12,893
Cash and short-term investments	3,4	1,841,280	391,978
Policy loans	3,4	536,813	89,413
Subtotal, cash and invested assets		14,628,882	5,403,411
Investment income due and accrued		139,131	62,666
Deferred and uncollected premiums	7	1,819	2,220
Reinsurance receivable and funds withheld receivable		796,888	749,126
Net deferred tax asset	5	17,657	11,787
Current federal and foreign income tax recoverable		30,885	420
Other assets	14	15,699	1,331
Separate account assets	16	113,751	111,015
Total admitted assets		$15,744,712	$6,341,976

LIABILITIES
Aggregate reserve for life policies and contracts		$1,875,646	$979,835
Deposit funds and other contract liabilities		286,323	272,719
Policy and contract claims		17,836	16,679
Dividends payable to policyholders		365	373
Reinsurance payable		314,435	135,731
Interest maintenance reserve		—	23,931
General expenses and commissions payable		12,303	1,841
Transfers to separate accounts due or accrued		(1,644)	(2,024)
Payable to parent, subsidiaries, and affiliate		6,054	5,583
Funds held under reinsurance treaties		3,650	3,970
Funds held under reinsurance treaty with authorized and unauthorized reinsurers		12,923,790	4,656,713
Asset valuation reserve		39,087	22,543
Other liabilities	14	17,744	23,396
Separate account liabilities	16	113,751	111,015
Total liabilities		$15,609,340	$6,252,305

CAPITAL AND SURPLUS
Common stock, $10 par value, 1,000,000 shares authorized, 500,001 shares issued and outstanding		5,000	5,000
Paid in surplus		349,062	147,062
Unassigned surplus ( deficit)		(230,727)	(64,641)
Special contingency reserves		2,250	2,250
Admitted disallowed IMR		9,787	—
Total capital and surplus		$135,372	$89,671
Total liabilities, capital, and surplus		$15,744,712	$6,341,976

The accompanying notes are an integral part of these financial statements	Page 6

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF OPERATIONS - STATUTORY BASIS

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)	Notes	2023	2022
REVENUE
Premiums and annuity considerations		$1,017,330	$432,430
Considerations for supplementary contracts		49	228
Net investment income	3	364,927	138,539
Amortization of interest maintenance reserve	3	(1,111)	4,524
Investment management and administration fees from separate accounts		22,405	18,966
Commissions and expense allowance on reinsurance ceded		1,812,163	923,818
Policyholder fee income		21,699	31,099
Other income		64,023	13,481
Funds withheld net investment (loss) / income		(4,498)	8,430
Total revenue		$3,296,987	$1,571,515

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		$114,804	$38,120
Annuity payments		30,064	24,218
Death benefits		12,449	9,585
Disability benefits		66	53
Interest and adjustments on deposit-type contract funds		3,140	(681)
Change in policy reserves		895,809	404,315
Total benefits		1,056,332	475,610
Change in loading expenses	7	112	(12)
Commissions and expense allowances		1,900,674	992,539
General insurance expenses		11,970	20,251
Insurance taxes, licenses and fees		2,833	1,325
Expense as a result of reinsurance		354,576	158,349
Other expenses	14	1,775	1,778
Net transfers to/(from) separate accounts	16	(11,861)	303
Total benefits and expenses		$3,316,411	$1,650,143

Net (loss) / gain from operations before dividends, federal income taxes and realized capital gains/(losses)		(19,424)	(78,628)

Dividends to policyholders		93	134

Net (loss) / gain from operations before federal income taxes and realized capital gains/(losses)		(19,517)	(78,762)

Federal and foreign income tax (benefit)	5	(36,369)	2,696

Net (loss) / gain from operations before realized capital gains/(losses)		16,852	(81,458)

Net realized capital gains/(losses), net of tax and transfers to interest maintenance reserve	3	(9,280)	(3,309)
Net income/(loss)		$7,572	$(84,767)

The accompanying notes are an integral part of these financial statements	Page 7

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)	Common Stock	Paid in Surplus	Special Contingency Reserve	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2021	$5,000	$97,062	$2,250	$12,892	$117,204

Net income	—	—	—	(84,767)	(84,767)
Change in net unrealized capital gains	—	—	—	(2,132)	(2,132)
Change in net deferred income tax	—	—	—	24,467	24,467
Change in asset valuation reserve	—	—	—	(8,292)	(8,292)
Change in non-admitted assets	—	—	—	(5,698)	(5,698)
Change as a result of reinsurance	—	—	—	(2,686)	(2,686)
Cumulative effect of changes in accounting principles				1,575	1,575
Additional paid in capital	—	50,000	—		50,000
Balance at December 31, 2022	5,000	147,062	2,250	(64,641)	89,671

Net loss	—	—	—	7,572	7,572
Change in net unrealized capital gains	—	—	—	(1,772)	(1,772)
Change in net deferred income tax	—	—	—	(8,803)	(8,803)
Change in asset valuation reserve	—	—	—	(16,544)	(16,544)
Change in non-admitted assets	—	—	—	(159,380)	(159,380)
Change as a result of reinsurance	—	—	—	22,464	22,464
Additional paid in capital	—	202,000	—		202,000
Prior year reserve correction				164	164
Balance at December 31, 2023	$5,000	$349,062	$2,250	$(220,940)	$135,372

The accompanying notes are an integral part of these financial statements	Page 8

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CASH FLOWS - STATUTORY BASIS

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)	2023	2022
CASH FROM OPERATIONS
Premiums and annuity considerations	$857,386	$239,201
Net investment income	331,710	120,163
Funds withheld net investment income	6,808	8,401
Other (loss) / income	567,757	(44,560)
Claims, surrenders and other benefits	70,686	(12,252)
Commissions and expenses paid	(583,554)	(166,232)
Net transfers from separate accounts	12,241	544
Dividends to policyholders	(102)	(144)
Federal income taxes (paid) / recovered	(138,888)	—
Net cash provided by operations	1,124,044	145,121

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	4,199,440	2,758,992
Mortgage loans	100,221	3,614
Other invested assets	20,591	867
Total investment proceeds	4,320,252	2,763,473
Cost of investments acquired
Bonds	(2,918,194)	(2,551,900)
Stocks	(1,546)	(1,545)
Mortgage loans	(1,113,878)	(154,471)
Other invested assets	(43,776)	(501)
Miscellaneous applications	(97,643)	(1,711)
Total cost of investments acquired	(4,175,037)	(2,710,128)
Net change in policy loans	(2,311)	7,041
Net cash from investments	142,904	60,386

CASH FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit type contracts and other liabilities	13,603	(14,315)
Capital and paid in surplus, less treasury stock	202,000	50,000
Net change in fund held for reinsurers	(59,587)	58,211
Other cash provided / (applied)	26,338	(8,074)
Net cash provided by financing and other sources	182,354	85,822

Net change in cash and short-term investments	1,449,302	291,329
Beginning of the year	391,978	100,648
End of the year	$1,841,280	$391,978

The accompanying notes are an integral part of these financial statements	Page 9

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CASH FLOWS - STATUTORY BASIS (Continued)

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)	2023	2022
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Non-cash premiums assumed from reinsurance transactions	(9,731,007)	(3,789,124)
Non-cash accrued investment income assumed to settle reinsurance transactions	67,800	27,884
Non-cash assumed commissions	1,748,112	1,006,852
Non-cash premiums ceded from reinsurance transactions	9,552,044	3,531,987
Non-cash ceded commissions	(1,225,380)	(906,218)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non-cash bonds received to settle reinsurance transactions	7,358,807	2,703,387
Non-cash mortgages received to settle reinsurance transactions	111,246	—
Assumed contract loans from reinsurance transactions	445,042	51,000
Reclass Residual Tranches	—	(501)
Non cash investment transactions - bonds	16,952	(37,598)
Non cash investment transactions - mortgages	12,820	(7,497)
Non cash investment transactions - other invested assets	696	(1,931)

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Non-cash funds withheld payable and deposit assets on reinsurance ceded	(8,326,664)	(2,625,769)

The accompanying notes are an integral part of these financial statements	Page 10

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

First Allmerica Financial Life Insurance Company, a Massachusetts domiciled life insurance company (the Company), is a wholly owned subsidiary of Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (Commonwealth Annuity), which in turn is a wholly owned indirect subsidiary of The Global Atlantic Financial Group LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021, KKR & Co. Inc. (“KKR”) indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited (“GAFGL”) and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group LLC or “TGAFGL”) and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of FAFLIC

KKR Magnolia Holdings LLC owns a total of approximately 65.2% of the outstanding ordinary shares of TGAFGL; the remaining investors, none of whom own more than 9.0%, own the remaining approximately 34.8% of the outstanding ordinary shares.

The Company insures and reinsures blocks of traditional life insurance, universal life insurance, fixed annuities, group retirement products, variable annuities, variable universal life insurance, and an exited accident and health (A&H) business with external parties as well as affiliates. The results of operations may not be indicative of a stand alone entity.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

The accompanying notes are an integral part of these financial statements	Page 11

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

●	Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The Company is currently undergoing a conversion to a new life insurance administration system. As part of this conversion certain life insurance policies have been temporarily restricted at December 31, 2023 resulting in a delay of the billing of premiums and other related policy transactions. In limited cases, estimates were used for restricted policy balances within the financial statements. Any variances to the estimates will be recorded as policies are released from the restricted status in future periods.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. In 2021 and prior, residual tranches in securitizations were captured as bonds, whereas commencing in 2022, those investments will be captured in other invested assets. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company primarily uses derivatives to hedge its exposure to indexed universal life insurance products with potential growth in interest linked to market indexes. OTC call options and call spreads are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices. Upon exercise, the Company will receive the fair value of the call options and call spreads. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

The Company also owns foreign currency denominated bonds that generate exposure to FX risk. The Company has hedged this risk by entering into foreign currency swaps. Under the terms of the swaps, the Company pays fixed and floating rate terms denominated in foreign currency and receives fixed USD. The Company considers these derivatives to be cash flow hedges. Under such treatment, the unrealized gains and losses on are recorded consistent with the bonds hedged.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets of the Company consist primarily of ownership interests in partnerships, and in 2023 and 2022, residual tranches in structured security investments. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted.

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance or reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R) and P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedent retains invested assets supporting the ceded reserves for modified coinsurance and funds withheld coinsurance. The counterparties settle statutory basis policyholder activity, investment activity and agreed upon fees. Significant contributors to periodic settlements are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio, other investment returns, and administration fees.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to these coverages. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6% for life insurance policies and 1.00% to 9.3% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2023 and 2022, approximately 25.73% and 1.86% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge greater than 5%.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable.

The Company's variable annuity contracts contain guaranteed minimum death benefit features. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas.

For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies.

Tabular interest on funds not involving life contingencies is calculated by formula.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

For the years ended December 31, 2023 and 2022, the Company’s assumed participating policies were approximately 1.6% and 4.4%, respectively of the total life insurance in force. The method of accounting for policyholder dividends is based upon dividends credited annually to policyholders on their policy anniversary date plus the change from the prior period on one year’s projected dividend liability on policies in force at the statement date. Source data is produced from the cedant’s policy administration system. The amount of dividend expense incurred for the year ended December 31, 2023 and the year ended December 31, 2022 was $93 and $134, respectively. There was no additional income allocated to participating policyholders.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2023 and 2022, the Company had $1,815,943 and $979,079, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Substandard Policies

Extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves for universal life policies include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% and 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

Extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity, variable life insurance, and pension contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks. Such fees are included in investment management and administration fees from separate accounts in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under VM-21. However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded.

Transfers from Separate Accounts Due or Accrued and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed minimum death benefit (GMDB) charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserve cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Closed Block

The Company established and began operating a closed block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of the Company’s demutualization on October 16, 1995.

The purpose of the closed block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. The closed block will continue to be in effect until none of the closed block policies is in force, except in the event that the Massachusetts Commissioner of Insurance consents to an earlier termination. The Company allocated to the closed block assets in an amount that is expected to produce cash flows which, together with future revenues from the closed block, are reasonably sufficient to support the closed block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales as payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the closed block will be set accordingly.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Effective December 1, 2015, the Company entered into a coinsurance agreement whereby it ceded substantially all risk in the closed block. The net retained closed block balances and activity are included in the Company’s financial statements. A presentation of the entire closed block financial schedules are included in footnote 18 of the financial statements.

Dividends to Policyholders

Prior to demutualization, the Company issued certain life, health and annuity insurance policies that contained dividend payment provisions which enabled the policyholder to participate in the earnings of the Company. The amount of policyholders’ dividends to be paid was determined annually by the Board of Directors. The aggregate amount of policyholders’ dividends was related to the actual interest, mortality, morbidity, and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life policies, individual annuity, and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the remaining block. Prior to demutualization, the Company ceased issuance of participating policies.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Recently Adopted Accounting Standards

In January, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance which provides guidance for the specific 2023 liquidation of U.S. based life reinsurer Scottish Re. The Company has adopted accounting and presentation changes to balances from this reinsurer as appropriate.

In December, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 – Unaffiliated Common Stock and SSAP No. 32 – Preferred Stock to address residual tranche investments which may be reported as preferred stock and common stock. Also, in September, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 48 – Joint Ventures, Partnerships, and Limited Liability Companies to address residual tranche investments which may be reported as equity method investments. These clarifications state that structures that are in-substance residual interests will be reported residual tranche investments. The Company has adopted these changes for the annual 2023 reporting period.

In October, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 20 – Nonadmitted Assets and SSAP No. 21R – Other Admitted Assets to clarify guidance on collateral loan accounting and reporting. The adopted revisions clarify that all collateral assets must qualify as admitted invested assets if they were owned directly and provides additional details about documentation required for the collateral assets. The Company has adopted these changes for the annual 2023 reporting period, and updated policies and procedures as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 34 – Investment Income Due and Accrued, which requires new discourse around aggregate paid-in-kind (PIK) interest included in asset balances. The Company has included such disclosures in 2023 financial statements as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 7 – Asset Valuation and Interest Maintenance Reserve which allows for the temporary admittance of a net negative interest maintenance reserve (IMR). Outlined in INT 23-01T, this guidance allows the admittance of negative IMR up to 10% of adjusted capital and surplus and provides additional accounting and reporting guidance. Pending any future adoptions, this interpretation will be automatically nullified on January 1, 2026. The Company has adopted these changes for the annual 2023 reporting period.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP 43R – Loan-Backed and Structured Securities which add collateralized loan obligations (CLOs) to financial modeling guidance and provide clarification that CLOs are not captured as legacy securities. This guidance aligns with changes adopted by the NAIC’s Valuation of Securities Task Force in February, 2023. The Company has adopted these changes for the annual 2023 reporting period and there is no significant impact on the financial statements.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R – Bonds, SSAP No. 43R – Loan-Backed and Structured Securities and SSAP No. 21R – Other Admitted Assets which establishes a new principles-based definition of a band for statutory reporting. The Company will continue to monitor principles based bond definition topics and guidance in preparation for the January 1, 2025 implementation date.

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 36 - Troubled Debt Restructuring, which requires an entity to evaluate the modification represents a new loan or a continuation of an existing loan. This update eliminates prior U.S. GAAP guidance for troubled debt restructuring by creditors. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events, and SSAP No. 101 - Income Taxes, which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

In May, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 25 - Affiliates and Other Related Parties and SSAP No. 43R - Loan-Backed and Structured Securities which clarify application of the existing affiliate definition and incorporate new disclosure requirements for all investments that involve related parties, regardless if they meet the affiliate definition. The new guidance provides an expanded list of examples of related parties and further clarifies that investments from any arrangement which results in direct or indirect control, including control through a servicer or other controlling arrangement, shall be reported as affiliated. The Company has adopted these changes in the annual 2022 reporting period and there is no significant impact on the financial statements.

In May, 2022, the Blanks Working Group adopted updates to the Life/Fraternal Blank Asset Valuation Reserve (AVR) factors to correspond with the 2021 Life Risk-Based Capital Working Group adopted changes to Risk-Based Capital (RBC) factors for the expanded bond designation categories. The Company has adopted these changes in the annual 2022 reporting period.The result of adopting this change is that the 2022 AVR liability under the new calculation is marginally higher than it would have been prior to the change.

Change in Accounting Principle

In 2022, the Company updated its accounting for ceding IMR gains and losses after the inception of the treaty where gains and losses transferred to a counterparty are now assessed on an accrual basis whereas previously we assessed that transfer on a cash basis. Since both are acceptable interpretations of the standard, the Company has accounted for this as a change in accounting principle and has applied an adjustment to IMR for all such ceded gains, whereas previously we made no adjustment to IMR and instead set up a different liability. There was an impact to surplus arising from the change due to the IMR liability being stated at an after tax amount whereas the other liability had been stated without an adjustment for tax. An adjustment to surplus of $1,575 has been captured as the cumulative impact of the change in accounting principle.

Revision and reclassification

The Company has revised footnote 7. Reinsurance for the years ended December 31, 2022 as a result of an issue identified during the 2023 audit. The Company included the balances of the assumed and ceded modco reserves as of December 31, 2022. The modco reserves assumed were $6,039,417 and ceded $5,455,191. The revision did not change the Company's assets, liabilities, or capital and surplus in 2022.

Certain previously reported amounts have been reclassified to conform with the current year position.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book/Adjusted Carrying Value and Fair Values

The book/adjusted carrying value and fair value of investment in long term bonds, short-term (excludes non-bond investments of $22,505) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $1,671,439 ) are as follows:

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Long term bonds:
United States Government and agencies	$2,077,609	$190,160	$(1,542)	$2,266,227
State and political subdivisions	1,324,958	75,327	(13,696)	1,386,589
Foreign government	60,684	4,254	(3,034)	61,904
Corporate securities	6,077,682	276,972	(160,669)	6,193,985
Hybrid	77,253	4,127	(2,597)	78,783
Parent, Subsidiaries and Affiliates	241,831	1,170	(22,814)	220,187
Asset-backed securities	167,317	440	(2,112)	165,645
Commercial mortgage-backed securities	384,706	5,635	(5,244)	385,097
Residential mortgage-backed securities	431,415	14,313	(5,134)	440,594
Total long term bonds	10,843,455	572,398	(216,842)	11,199,011
Short-term bonds	126,859	193	(10)	127,042
Cash equivalent bonds	9,993	—	(1)	9,992
Total long term, short-term and cash equivalent bonds	$10,980,307	$572,591	$(216,853)	$11,336,045

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Long term bonds:
United States Government and agencies	$15,313	$116	$(35)	$15,394
State and political subdivisions	392,352	3,764	(26,763)	369,353
Foreign government	69,128	415	(5,669)	63,874
Corporate securities	3,762,410	23,957	(254,258)	3,532,109
Hybrid	77,197	1,250	(4,883)	73,564
Parent, Subsidiaries and Affiliates	134,580	—	(24,488)	110,092
Asset-backed securities	39,599	6	(3,084)	36,521
Commercial mortgage-backed securities	68,166	—	(4,566)	63,600
Residential mortgage-backed securities	191,793	11,285	(5,784)	197,294
Total long term bonds	4,750,538	40,793	(329,530)	4,461,801
Short-term bonds	4,452	5	—	4,457
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$4,754,990	$40,798	$(329,530)	$4,466,258

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

At December 31, 2023 and 2022, respectively, 99.6% and 100.0% of debt securities were rated by the NAIC as investment grade (1 or 2 by the NAIC).

The book/adjusted carrying value and fair value of bonds by contractual maturity at December 31, 2023 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book / Adjusted Carrying Value	Fair Value
Due in one year or less	$191,711	$191,760
Due after one year through five years	1,091,349	1,104,593
Due after five years through ten years	1,952,858	2,006,659
Due after ten years	6,539,761	6,842,678
Mortgage-backed and asset-backed securities	1,204,627	1,190,358
Total	$10,980,306	$11,336,048

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2023	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Long term bonds:
United States government and agencies	$38,051	$(1,530)	$238	$(12)	$38,289	$(1,542)
State and political subdivision	26,245	(482)	139,670	(13,215)	165,915	(13,697)
Foreign government	—	—	24,123	(3,034)	24,123	(3,034)
Corporate securities	199,253	(2,229)	1,125,531	(158,439)	1,324,784	(160,668)
Hybrid	—	—	16,024	(2,597)	16,024	(2,597)
Parent, Subsidiaries and Affiliates	98,819	(17,072)	31,671	(5,741)	130,490	(22,814)
Asset-backed securities	100,736	(897)	25,539	(1,215)	126,275	(2,112)
Commercial mortgage-backed securities	50,302	(1,609)	29,524	(3,634)	79,826	(5,243)
Residential mortgage-backed securities	25,810	(846)	37,131	(4,288)	62,941	(5,134)
Total long term bonds	539,216	(24,665)	1,429,451	(192,175)	1,968,667	(216,841)
Short-term bonds	3,773	(10)	—	—	3,773	(10)
Cash equivalent bonds	9,992	(1)	—	—	9,992	(1)
Total long term, short-term and cash equivalent bonds	$552,981	$(24,676)	$1,429,451	$(192,175)	$1,982,432	$(216,852)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2022	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Long term bonds:
United States government and agencies	$1,456	$(35)	$—	$—	$1,456	$(35)
State and political subdivision	239,384	(19,559)	40,259	(7,204)	279,643	(26,763)
Foreign government	22,450	(5,388)	1,416	(281)	23,866	(5,669)
Corporate securities	2,299,660	(215,023)	116,065	(39,236)	2,415,725	(254,259)
Hybrid	20,435	(1,612)	11,378	(3,271)	31,813	(4,883)
Parent, Subsidiaries and Affiliates	76,775	(22,472)	10,091	(2,016)	86,866	(24,488)
Asset-backed securities	32,079	(2,402)	3,815	(683)	35,894	(3,085)
Commercial mortgage-backed securities	62,377	(4,438)	690	(128)	63,067	(4,566)
Residential mortgage-backed securities	106,125	(5,439)	1,556	(345)	107,681	(5,784)
Total long term bonds	$2,860,741	$(276,368)	$185,270	$(53,164)	$3,046,011	$(329,532)
Short-term bonds	—	—	—	—	—	—
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$2,860,741	$(276,368)	$185,270	$(53,164)	$3,046,011	$(329,532)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized cost basis is recovered.

As of December 31, 2023 and 2022, the number of securities in an unrealized loss position for over 12 months consisted of 457 and 170, respectively.

In the course of the Company’s asset management, no securities have been sold or reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

Securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest are referred to as "5GI Securities".

The Company did not hold any 5GI securities as of December 31, 2023 and 2022.

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2023
Residential mortgage-backed securities	$7,535	$6,371	$8,398	$—
Total	$7,535	$6,371	$8,398	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2022
Residential mortgage-backed securities	$10,588	$9,129	$11,484	$—
Total	$10,588	$9,129	$11,484	$—

Mortgage Loans

Maturities

	Year Ended December 31,
	2023	Percentage
2024	$21,782	1.70%
2025	8,625	0.67%
2026	164,347	12.82%
2027	112,378	8.77%
2028 and thereafter	974,781	76.04%
Total	$1,281,913	100.00%

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

The Company did not recognize impairments or establish specific allowances on mortgage loans as of December 31, 2023 or 2022.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2023	Percentage	2022	Percentage
East North Central	$27,256	2.13%	$3,066	1.95%
East South Central	20,566	1.60%	1,636	1.04%
Middle Atlantic	203,407	15.87%	1,721	1.10%
New England	50,193	3.92%	7,625	4.86%
Pacific	424,771	33.14%	78,713	50.12%
South Atlantic	302,724	23.62%	6,282	4.00%
Mountain	153,354	11.96%	42,442	27.03%
West North Central	6,101	0.48%	161	0.10%
West South Central	91,308	7.12%	15,398	9.80%
Various	2,233	0.17%	—	—%
Total	$1,281,913	100.00%	$157,044	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2023	Percentage	2022	Percentage
Office building	$112,626	8.79%	$119,532	76.11%
Retail	64,851	5.06%	16,495	10.50%
Industrial	101,768	7.94%	—	0.00%
Apartment / Multifamily	985,871	76.91%	19,104	12.16%
Self storage	7,785	0.61%	1,110	0.71%
Other	9,011	0.70%	803	0.51%
Total	$1,281,913	100.00%	$157,044	100.00%

In 2023 the minimum and maximum rates of interest received for commercial and residential loans were 3.2% and 11.9%. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.0%. There were no taxes, assessments or other amounts advances that were not included in the mortgage total.

Derivative and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company owns equity index options to limit its net exposure to equity market risk. The Company enters into equity index future contracts through exchange to hedge the general business risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The Company’s derivative portfolio consists of equity index options to hedge the growth in interest credited to the customers on the indexed universal life insurance products. The Company limits the general business risk by entering into equity index futures. The total carrying values of derivative assets were $0 and $0 as of December 31, 2023 and 2022, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains/losses are recorded at the option expiration date.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $0 as of December 31, 2023. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collateral of $0 from counterparties as of December 31, 2023. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged were as follows:

As of December 31, 2023

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$—	$—	$482
Gross fair value of derivative instruments	$—	$—	$482

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$—	$—

As of December 31, 2022

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$—	$(16)	$386
Gross fair value of derivative instruments	$—	$(16)	$386

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$—	$(16)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instrument were as follows:

As of December 31, 2023

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$—	$—	$—
Futures	—	—	482
Gross fair value of derivative instruments	$—	$—	$482

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$—	$—

As of December 31, 2022

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$—	$—	$—
Futures	—	(16)	386
Gross fair value of derivative instruments	$—	$(16)	$386

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$—	$(16)

The derivative gains and losses by investment, all of which hedge equity market exposure, were as follows:

As of December 31, 2023

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$—	$—
Futures	(47)	(31)
Total gains (losses)	$(47)	$(31)

As of December 31, 2022

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$—	$—
Futures	(64)	(53)
Total gains (losses)	$(64)	$(53)

The Company’s off balance sheet credit risk is the risk of nonperformance by OTC counterparties. The Company limits this risk by utilizing and managing collateral according to a Credit Support Annex agreement (CSA). The company negotiates the CSA agreement with each highly rated counterparty prior to trading. Collateral is managed to CSA standards by the Company’s derivative custodian.

As of December 31, 2023, the Company had collateral cash on deposit with its custodian with a fair value of $0.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consist of interests in partnerships, term notes and loans and receivable for bonds and other securities. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2023	2022
Term notes and loans	$6,572	$—
Partnerships	758	1,641
Receivable for bonds and stocks	98,129	10,132
Residual tranches	16,872	1,120
Total	$122,331	$12,893

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2023	2022
Cash and cash equivalents	$1,691,916	$387,526
Short-term investments	149,364	4,452
Total	$1,841,280	$391,978

Restricted Assets

The Company has securities on deposit with various state and governmental authorities. The statement value of these securities as of December 31, 2023 and 2022 was $12,221 and $11,865, respectively.

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and related capital gains and losses were as follows:

	Year Ended December 31,
	2023	2022
Proceeds	$3,889,600	$2,692,266

Gross realized gains	36,973	1,016
Gross realized losses	(24,307)	(7,534)
Total net realized gains/(losses)	$12,666	$(6,518)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Major categories of net investment income are summarized below:

	Year Ended December 31,
	2023	2022
Bonds	$302,829	$139,453
Stocks	—	—
Policy loans	7,364	3,213
Short-term and cash equivalent investments	27,623	4,147
Mortgage loans	31,105	3,041
Other invested assets	1,281	2,069
Miscellaneous income	19,102	233
Gross investments income	389,304	152,156
Less investment expenses	24,377	13,617
Net investment income before IMR amortization	364,927	138,539
IMR amortization	(1,111)	4,524
Net investment income after IMR amortization	$363,816	$143,063

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2023 and 2022.

The Company did not have any due and accrued amounts over 90 days past due to exclude from surplus at December 31, 2023 and 2022, respectively.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2023	2022
Realized gains (losses)
Bonds	$(8,765)	$(13,776)
Derivatives	(72)	(64)
Mortgages	(402)	19
Other invested assets	—	—
Cash, cash equivalents and short-term investments	(45)	—
Total realized gains (losses) on investments	(9,284)	(13,821)
Less amount transferred to IMR (net of related taxes of $1,009 in 2023 and $2,672 in 2022)	(3,795)	(10,051)
Total realized gains (losses) on investments	(5,489)	(3,770)
Federal income tax expense (benefit)	3,791	(461)
Net realized gains (losses)	$(9,280)	$(3,309)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,
	2023	2022
Derivative instruments	$31	$(53)
Other invested assets	(1,699)	(2,341)
Total change in unrealized gains (losses)	(1,668)	(2,394)
Capital gains tax expense (benefit)	104	(262)
Change in unrealized gains (losses), net of taxes	$(1,772)	$(2,132)

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality, weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and, with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized $2,005 and $1,034 losses for OTTI of bonds and other invested assets at December 31, 2023 and 2022.

There were no loan backed securities with a recognized OTTI held by the Company at December 31, 2023 and 2022, with the present value of cash flows expected to be less than amortized cost.

The following is the aggregate amount of unrealized losses and related fair value of impaired loan-backed securities (the fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss as of December 31, 2023 and 2022:

	December 31, 2023
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Loan-backed and
structured securities	$236,672	$(8,181)	$165,295	$(20,583)	$401,967	$(28,764)

December 31, 2022
	Less than 12 Months		12 Months or More		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Loan-backed and
structured securities	$275,410	$(21,686)	$16,153	$(3,171)	$291,562	$(24,857)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

Financial Instruments Held at Fair Value

As of December 31, 2023, the Company’s assets carried at fair value consist of bonds, derivative instruments and separate account funds on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets
Derivatives	$—	$—	$—	$—
Separate account assets	113,751	—	—	113,751
Total assets at fair value	$113,751	$—	$—	$113,751

Financial Liabilities
Derivatives liabilities	—	—	—	—
Total liabilities at fair value	$—	$—	$—	$—

	Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets
Derivatives	$—	$—	$—	$—
Separate account assets	111,015	—	—	111,015
Total assets at fair value	$111,015	$—	$—	$111,015

Financial Liabilities
Derivatives liabilities	16	—	—	16
Total liabilities at fair value	$16	$—	$—	$16

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Transfers Into or Out of Level 3

Overall, transfers into and/or out of level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not hold any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2023.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2023
Financial Assets
Bonds	$11,199,013	$10,843,454	$2,266,227	$8,662,407	$270,379	$—
Common stock	3,091	3,091	—	—	3,091	—
Separate account assets	113,751	113,751	113,751	—	—	—
Short-term investments	149,546	149,364	—	127,042	22,505	—
Cash and cash equivalents	1,691,916	1,691,916	1,691,916	—	—	—
Mortgage loans	1,272,922	1,281,913	—	—	1,272,922	—
Derivatives	—	—	—	—	—	—
Other invested assets	136,388	121,575	98,129	—	38,257	—	*
Policy loans	536,813	536,813	—	—	536,813	—

Financial Liabilities
Derivative liabilities	—	—	—	—	—	—
Other contract deposit funds	25,345	25,345	—	—	25,345

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2022
Financial Assets
Bonds	$4,461,802	$4,750,538	$15,394	$4,334,463	$111,945	$—
Common stock	1,545	1,545	—	—	1,545	—
Separate account assets	111,015	111,015	111,015	—	—	—
Short-term investments	4,457	4,452	—	4,457	—	—
Cash and cash equivalents	387,526	387,526	387,526	—	—	—
Mortgage loans	163,964	157,044	—	—	163,964	—
Derivatives	—	—	—	—	—	—
Other invested assets	11,254	11,254	10,134	—	1,120	—	*
Policy loans	89,413	89,413	—	—	89,413	—

Financial Liabilities
Derivative liabilities	16	16	16	—	—	—
Other contract deposit funds	3,245	3,245	—	—	3,245	—

* Not practicable as there are no available quoted market prices for these assets.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying value:

	December 31,
	2023		2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Short-term investments	$149,364	$149,546	$4,452	$4,457
Common stock	3,091	3,091	1,545	1,545
Bonds	10,843,454	11,199,012	4,750,538	4,461,801
Mortgage loans	1,281,913	1,272,922	157,044	163,964
Other invested assets	121,574	136,387	11,253	11,254
Policy loans	536,813	536,813	89,413	89,413
Cash and equivalents	1,691,916	1,691,916	387,526	387,526
Total	$14,628,125	$14,989,687	$5,401,771	$5,119,960

Financial Liabilities
Premium deposit funds	$260,243	$288,698	$268,731	$301,166
Other deposit funds	26,080	26,080	3,988	3,988
Total	$286,323	$314,778	$272,719	$305,154

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has the ability to conduct business activity (borrowings with the FHLB). It is part of the Company's strategy to utilize these funds as a key source of liquidity and to promote liability- driven duration management. The Company has determined the actual/estimated maximum borrowing capacity as $1,243,000. The Company calculated this amount in accordance with current and potential acquisitions of FHLB capital stock.

	December 31, 2023	December 31, 2022
FHLB stock purchased/owned as part of the agreement	$3,091	$1,545
Funding capacity currently available	1,243,000	503,000
Agreement assets and liabilities
General account assets	3,091	1,545
General account liabilities	—	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/ (Liability)

The components of the net deferred tax asset /liability at December 31, 2023 and 2022 and the change is comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total
Gross deferred tax assets	$164,729	$5,341	$170,070
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	164,729	5,341	170,070
Deferred tax assets nonadmitted	132,457	2,711	135,168
Subtotal net admitted deferred tax asset	32,272	2,630	34,902
Gross deferred tax liabilities	17,245	—	17,245
Net admitted deferred tax asset / (liability)	$15,027	$2,630	$17,657

	December 31, 2022
	Ordinary	Capital	Total
Gross deferred tax assets	$33,658	$3,496	$37,154
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	33,658	3,496	37,154
Deferred tax assets nonadmitted	7,144	1,801	8,944
Subtotal net admitted deferred tax asset	26,514	1,695	28,210
Gross deferred tax liabilities	16,422	—	16,422
Net admitted deferred tax asset / (liability)	$10,092	$1,695	$11,787

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$131,071	$1,845	$132,916
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	131,071	1,845	132,916
Deferred tax assets nonadmitted	125,313	910	126,224
Subtotal net admitted deferred tax asset	5,758	935	6,692
Gross deferred tax liabilities	823	—	823
Net admitted deferred tax asset / (liability)	$4,935	$935	$5,870

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss and tax credit carry-forwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carry-back and carry-forward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies. There were no tax planning strategies used related to reinsurance.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	15,027	2,630	17,657
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,099	2,630	43,729
Adjusted gross deferred tax assets allowed per limitation			17,657
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	17,245	—	17,245
Deferred tax assets admitted as the result of application of SSAP No. 101	$32,272	$2,630	$34,902

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	10,092	1,695	11,787
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	10,734	1,695	12,429
Adjusted gross deferred tax assets allowed per limitation			11,787
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	16,422	—	16,422
Deferred tax assets admitted as the result of application of SSAP No. 101	$26,514	$1,695	$28,210

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	4,935	935	5,870
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	30,365	935	31,300
Adjusted gross deferred tax assets allowed per limitation			5,870
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	823	—	823
Deferred tax assets admitted as the result of application of SSAP No. 101	$5,758	$935	$6,692

Other Admissibility Criteria

	December 31,
	2023	2022
Ratio percentage used to determine recovery period	582.72%	597.79%
Ratio percentage used to determine recovery period and threshold limitation amount	$174,460	$100,481

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Impact of tax planning strategies

	December 31, 2023
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$164,729	$5,341	$170,070
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.9%	49.3%	4.3%
Net Admitted Adjusted Gross DTAs	$32,272	$2,630	$34,902
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	14.7%	99.8%	21.1%

	December 31, 2022
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$33,658	$3,496	$37,154
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	61%	99.8%	66.6%
Net Admitted Adjusted Gross DTAs	$26,514	$1,695	$28,210
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	23.2%	99.8%	27.8%

	Change
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$131,071	$1,845	$132,916
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(58.1)%	(50.5)%	(62.3)%
Net Admitted Adjusted Gross DTAs	$5,758	$935	$6,692
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	(8.5)%	0%	(6.7)%

There are no temporary differences for which deferred tax liabilities are not recognized.

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	2023	2022
Federal income tax expense (benefit) on operations	(36,369)	$2,696
Federal income tax (benefit) on net capital gains	3,792	(461)
Current year income tax expense/(benefit)	$(32,577)	$2,235

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2023	2022	Change
Deferred tax assets
Policyholder reserves	$21,362	$9,951	$11,411
Deferred acquisition costs	126,317	6,241	120,076
Policyholders dividends accrual	1,440	1,944	(504)
Receivables - nonadmitted	1,152	1,068	84
Ceding Commission	13,947	14,243	(296)
Investments	30	—	30
Other	481	211	270
Total gross ordinary deferred tax assets	164,729	33,658	131,071
Nonadmitted	132,457	7,144	125,313
Admitted ordinary deferred tax assets	32,272	26,514	5,758

Capital	—	—	—
Investments	5,341	3,122	2,219
Net capital loss carry-forward	—	374	(374)
Total gross capital deferred tax assets	5,341	3,496	1,845
Nonadmitted	2,711	1,801	910
Admitted capital deferred tax assets	2,630	1,695	935
Admitted deferred tax asset	$34,902	$28,209	$6,693

Deferred tax liabilities
Investments	$12,459	$10,273	$2,186
Deferred and uncollected premium	442	512	(70)
Policyholder reserves	2,588	3,881	(1,293)
Other	—	—	—
Acquired reserve basis	1,756	1,756	—
	17,245	16,422	824

Capital	—	—	—
Deferred tax liabilities	17,245	16,422	823

Net deferred tax assets	$17,657	$11,787	$5,870

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and non-admitted)	$164,729	$5,341	$170,070	$33,658	$3,496	$37,154	$132,916
Total deferred tax liabilities	17,245	—	17,245	16,422	—	16,422	823
Net deferred tax assets/ (liabilities)	$147,484	$5,341	$152,825	$17,236	$3,496	$20,732	$132,093
Tax effect of unrealized (gains) / losses							104
Tax effect of balance sheet only adjustments							(141,000)
Change in net deferred income tax							$(8,803)

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2023
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(25,005)	$(5,251)	21.00%
Dividends received deduction	—	—	—%
IMR	(66,476)	(13,960)	55.83%
FTC	—	—	—%
Ceding commission	22,462	4,717	(18.86)%
Return to provision true up (permanent)	(238)	(50)	0.20%
Tax Credits	(42,905)	(9,010)	36.03%
Tax on non-admitted assets	(400)	(84)	0.34%
DREs	924	194	(0.78)%
Nontaxable income	(981)	(206)	0.82%
Nondeductible expenses	—	—	—%
Deferred validation	310	65	(0.26)%
Other permanent adjustments	(900)	(189)	0.76%
Total	$(113,209)	$(23,774)	95.08%

Federal income taxes incurred		(36,369)	145.45%
Realized capital gains (losses) tax		3,792	(15.17)%
Change in net deferred income taxes		8,803	(35.21)%
Total statutory income tax expense / (benefit)		$(23,774)	95.08%

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

	December 31, 2022
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(83,484)	$(17,532)	21.00%
Dividends received deduction	(100)	(21)	0.03%
IMR	(17,461)	(3,667)	4.39%
FTC	1	—	—%
Ceding commission	(2,686)	(564)	0.68%
Return to provision true up (permanent)	152	32	(0.04)%
Tax Credits	(2)	(1)	—%
Tax on non-admitted assets	(98)	(20)	0.02%
DREs	(277)	(58)	0.07%
Nontaxable Income	(124)	(26)	0.03%
Nondeductible Expenses	44	9	(0.01)%
Deferred Validation	(919)	(193)	0.23%
Other Permanent Adjustments	(912)	(191)	0.23%
Total	$(105,868)	$(22,232)	26.63%

Federal income taxes incurred		2,696	(3.23)%
Realized capital gains (losses) tax		(461)	0.55%
Change in net deferred income taxes		(24,467)	29.31%
Total statutory income tax expense / (benefit)		$(22,232)	26.63%

At December 31, 2023, the Company has $0 in net operating loss carry-forwards, $0 in foreign tax credit carry-forwards and has $0 of capital loss carry-forwards.

As a result of tax reform (TCJA), the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates for the period ending December 31, 2023. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2023 and 2022, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2023 and 2022.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2018. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events and SSAP No. 101 - Income Taxes which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has determined that they do not expect to be subject to the CAMT in 2023.

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective November 1, 2023, the Company entered into a coinsurance agreement with the Metropolitan Life Insurance Company whereby it assumed universal life and fixed annuity business. The total assumed reserves were $10,254,863. Subsequently the Company entered into retrocession agreements where reserves of $9,485,748 were ceded to an affiliated party and a modified coinsurance treaty with a third-party where the company ceded $3,658,948 of separate account reserves and $356,831 of general account reserves.

Effective April 1, 2023, the Company entered into a coinsurance agreement with Mutual of America Life Insurance Company whereby it assumed payout group annuities. The total assumed reserves were $777,512. Subsequently the Company entered into a retrocession agreement where reserves of $719,199 were ceded to an affiliated party.

Effective October 1, 2022, the Company entered into a coinsurance and modified coinsurance agreement with Equitable Financial Life Insurance Company whereby it assumed variable annuity business. The total assumed reserves were $4,061,342. Subsequently the Company entered into a retrocession agreement where reserves of $3,756,741 were ceded to an affiliated party.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

The Company cedes on a coinsurance basis 100% of a block of variable annuity and life insurance business to Commonwealth Annuity. At December 31, 2023 and 2022, the Company ceded $29,419 and $32,706, respectively, in reserves pursuant to the aforementioned agreement.

Effective July 1, 2016, the Company entered into an Excess of Loss Reinsurance Agreement with Partner Reinsurance Europe ES. The business covered under this agreement consists of interest sensitive life, index universal life, whole life and term in force as of June 30, 2016 with an effective date through June 30, 2021. The reinsurance percentage is 66.2% in excess of 125% of expected claims from the effective date of this treaty and the parties may increase the reinsurance percentage up to 100% with 30 days' prior written notice, commencing after those 30 days by way of mutual agreement.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2023	2022
Coinsurance reserves	17,380,077	6,823,556
Modco reserves assumed	11,866,169	6,039,417

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2023	2022
Deduction from insurance liabilities including reinsurance recoverable on unpaid claims	16,551,907	6,808,686
Reinsurance recoverable on paid losses	21,267	23,781
Modco reserves ceded	11,103,070	5,455,191

The effects of reinsurance premiums for the years ended December 31, were as follows:

	December 31,
	2023	2022
Life and accident and health insurance
Direct	$44,139	$49,966
Reinsurance assumed - non - affiliated	10,196,093	4,007,403
Reinsurance assumed - affiliated	—	1
Less: Reinsurance ceded - non - affiliated	(94,129)	(77,859)
Less: Reinsurance ceded - affiliated	(9,128,773)	(3,547,081)
Net premiums	$1,017,330	$432,430

As of December 31, 2023 and 2022 our net reserves pertaining to affiliate activity was ($15,630,346) and ($5,802,297), respectively. As of December 31, 2023 and 2022 our net modco reserves pertaining to affiliate activity was ($4,793,167 and ($3,445,796) respectively.

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company’s review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound. There was no allowance for uncollectible amounts at December 31, 2023 and 2022.

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2023 and 2022, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year Ended December 31,
	2023					2022
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Traditional life	$1,634	$474	$2,108	$(289)	$1,819	$1,853	$586	$2,439	$(219)	$2,220
Total	$1,634	$474	$2,108	$(289)	$1,819	$1,853	$586	$2,439	$(219)	$2,220

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

9.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As December 31, 2023, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2023
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$729,444	$—	$—	$729,444	11.8%
At book value less surrender charge of 5% or more	35,580	—	—	35,580	0.6%
At fair value	—	—	18,383	18,383	0.4%
Total with adjustment or at market value	765,024	—	18,383	783,407	12.8%
At book value without adjustment (minimal or no charge or adjustment)	3,897,012	—	—	3,897,012	62.8%
Not subject to discretionary withdrawal	1,513,779	—	349	1,514,128	24.4%
Total (gross)	6,175,815	—	18,732	6,194,547	100.0%
Less: reinsurance ceded	5,232,366	—	—	5,232,366
Total (net)	$943,449	$—	$18,732	$962,181

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$171	$—	$171	—%
At book value less surrender charge of 5% or more	1,668	—	—	1,668	—%
At fair value	—	—	41,919	41,919	1.2%
Total with adjustment or at market value	1,668	171	41,919	43,758	1.2%
At book value without adjustment (minimal or no charge or adjustment)	2,748,360	—	—	2,748,360	75.7%
Not subject to discretionary withdrawal	838,220	—	744	838,964	23.1%
Total (gross)	3,588,248	171	42,663	3,631,082	100.0%
Less: reinsurance ceded	3,250,859	—	—	3,250,859
Total (net)	$337,389	$171	$42,663	$380,223

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	3,225	3,225	0.5%
Total with adjustment or at market value	—	—	3,225	3,225	0.5%
At book value without adjustment (minimal or no charge or adjustment)	332,262	—	—	332,262	52.1%
Not subject to discretionary withdrawal	301,745	—	—	301,745	47.4%
Total (gross)	634,007	—	3,225	637,232	100.0%
Less: reinsurance ceded	347,685	—	—	347,685
Total (net)	$286,322	$—	$3,225	$289,547

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2023
	General Account	Separate Account	Total
Life, accident & health, and supplemental contracts with life contingencies	1,567,160	—	1,567,160
Separate Accounts	—	64,791	64,791
Total annuity actuarial reserves and deposit liabilities	$1,567,160	$64,791	$1,631,951

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

As of December 31, 2023, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2023
	General Account			Separate Account-Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$57,951	$68,500	$—	$—	$—
Universal Life	1,224,000	1,228,392	1,244,708	—	—	—
Universal Life with Secondary Guarantees	1,039,548	974,289	4,236,012	—	—	—
Indexed Universal Life with	106,079	104,442	89,546	—	—	—
Indexed Universal Life with Secondary Guarantees	297,538	290,899	860,176	—	—	—
Other permanent cash value life insurance	—	362,145	383,966	—	—	—
Variable Universal Life	595,773	590,506	448,421	47,787	47,787	45,088
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	88,588	—	—	—
Accidental Death Benefits	—	—	487	—	—	—
Disability-Active Lives	—	—	2,514	—	—	—
Disability-Disabled Lives	—	—	3,597	—	—	—
Miscellaneous Reserves	—	—	803,701	—	—	2,850
Total (gross)	3,262,938	3,608,624	8,230,216	47,787	47,787	47,938
Less: reinsurance ceded	2,890,300	3,284,052	7,652,941	—	—	—
Total (net)	$372,638	$324,572	$577,275	$47,787	$47,787	$47,938

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2023
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$540,375	$45,088	$585,463
Accidental death benefit reserves	326	—	326
Disability-active lives reserves	192	—	192
Disability-disabled lives reserves	238	—	238
Miscellaneous reserves	36,144	2,850	38,994
Total life and accident & health reserves	577,275	47,938	625,213

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

As December 31, 2022, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2022
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	137,297	—	—	137,297	5.6%
At book value less surrender charge of 5% or more	7,775	—	—	7,775	0.3%
At fair value	—	—	15,769	15,769	0.7%
Total with adjustment or at market value	145,072	—	15,769	160,841	6.6%
At book value without adjustment (minimal or no charge or adjustment)	2,274,766	—	—	2,274,766	93.0%
Not subject to discretionary withdrawal	8,285	—	349	8,634	0.4%
Total (gross)	2,428,123	—	16,118	2,444,241	100.0%
Less: reinsurance ceded	1,895,228	—	—	1,895,228
Total (net)	532,895	—	16,118	549,013

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	—	172	—	172	—%
At book value less surrender charge of 5% or more	361	—	—	361	—%
At fair value	—	—	38,643	38,643	1.4%
Total with adjustment or at market value	361	172	38,643	39,176	1.4%
At book value without adjustment (minimal or no charge or adjustment)	2,678,298	—	—	2,678,298	95.5%
Not subject to discretionary withdrawal	85,606	—	715	86,321	3.1%
Total (gross)	2,764,265	172	39,358	2,803,795	100.0%
Less: reinsurance ceded	2,481,484	—	—	2,481,484
Total (net)	282,781	172	39,358	322,311

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	—	—	—	—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	12,169	12,169	3.4%
Total with adjustment or at market value	—	—	12,169	12,169	3.4%
At book value without adjustment (minimal or no charge or adjustment)	342,507	—	—	342,507	96.3%
Not subject to discretionary withdrawal	1,011	—	—	1,011	0.3%
Total (gross)	343,518	—	12,169	355,687	100.0%
Less: reinsurance ceded	70,798	—	—	70,798
Total (net)	272,720	—	12,169	284,889

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2022
	General Account	Separate Account With Guarantee	Total
Life, accident & health, and supplemental contracts with life contingencies	1,088,396	—	1,088,396
Separate Accounts	—	67,817	67,817
Total annuity actuarial reserves and deposit liabilities	1,088,396	67,817	1,156,213

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

As December 31, 2022, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2022
	General Account			Separate Account-Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$60,692	$68,351	$—	$—	$—
Universal Life	354,582	359,539	369,030	—	—	—
Universal Life with Secondary Guarantees	21,432	20,370	93,960	—	—	—
Indexed Universal Life with	104,486	102,246	87,654	—	—	—
Indexed Universal Life with Secondary Guarantees	302,976	293,178	822,203	—	—	—
Other permanent cash value life insurance	—	373,673	396,765	—	—	—
Variable Universal Life	8,711	8,674	8,120	41,756	41,756	39,495
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	122,905	—	—	—
Accidental Death Benefits	—	—	378	—	—	—
Disability-Active Lives	—	—	2,924	—	—	—
Disability-Disabled Lives	—	—	3,767	—	—	—
Miscellaneous Reserves	—	—	426,221	—	—	2,554
Total (gross)	792,187	1,218,372	2,402,278	41,756	41,756	42,049
Less: reinsurance ceded	674,867	1,070,740	2,265,111	—	—	—
Total (net)	$117,320	$147,632	$137,167	$41,756	$41,756	$42,049

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2022
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$131,525	$39,495	$171,020
Accidental death benefit reserves	333	—	333
Disability-active lives reserves	194	—	194
Disability-disabled lives reserves	304	—	304
Miscellaneous reserves	4,811	2,554	7,365
Total life and accident & health reserves	137,167	42,049	179,216

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

10.	ACCIDENT AND HEALTH POLICY AND CLAIMS LIABILITIES

On January 2, 2009, The Hanover Insurance Group, Inc. (THG) sold all the outstanding shares of capital stock of the Company to Commonwealth Annuity pursuant to a Stock Purchase Agreement entered into on July 30, 2008. Additionally, coincident with the sale transaction, the Company and the Hanover Insurance Company (HIC) entered into a reinsurance contract whereby HIC assumed the Company’s accident and health insurance business through a 100% coinsurance agreement. The Company did not have any policy and claims liabilities related to its accident and health business net of reinsurance at both December 31, 2023 and 2022.

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. The maximum ordinary dividend the Company can pay in 2024 is $13,537.

On November 15, 2023, the Company received a $160,000 cash contribution from Commonwealth Annuity.

On September 29, 2023, the Company received a $15,000 cash contribution from Commonwealth Annuity.

On April 11, 2023, the Company received a $27,000 cash contribution from Commonwealth Annuity.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2023	2022
Unrealized gains (losses)	$249	$2,021
Non-admitted asset values	(173,409)	(5,085)
Asset valuation reserves	(39,087)	(22,543)

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s capital position in relation to required capital as calculated under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $174,509 at December 31, 2023.

12.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company entered into a Services and Expense Agreement with GAFG under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $16,753 and $16,363 in intercompany charges for 2023 and 2022, respectively.

On February 1, 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company incurred expenses for this agreement of $17,281 and 7,435 for the years ended December 31, 2023 and 2022, respectively.

The Company has funds withheld agreements with related parties, described in footnote 7 – Reinsurance. Net amounts due from affiliates related to funds withheld agreements were $38,447 and $1,388 for the years ended December 31, 2023 and 2022, respectively. Net amounts due to affiliates related to funds withheld agreements were $(5,379) and $12,395 for the years ended December 31, 2023 and 2022, respectively. All intercompany balances related to funds withheld agreements are settled in the subsequent quarter.

The Company has agreements with affiliated parties to receive and pay certain fee income and expenses related to policyholder administration. Net income related to these agreements was $12,692 and $2,372 for the years ended December 31, 2023 and 2022, respectively, and net amounts receivable were $2,231 and $239 at December 31, 2023 and 2022, respectively.

Payable to/Receivable from Affiliates

The Company reported a net payable to related parties of $6,054 and $5,583 for the years ended December 31, 2023 and 2022 respectively. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes.

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

	2023	2022
Bonds	241,831	134,580
Mortgages	144,955	126,534
Common stocks	—	—
Other invested assets	16,872	1,120
	$403,658	$262,234

13.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses, or ranges of losses, for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for both the Company and Accordia) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC (the Conversion), the Company and Accordia expect to incur a variety of litigation-related costs. On June 28, 2018 a subsidiary of Athene and FAFLIC entered into a consent order with the New York State Department of Financial Services, or “NYSDFS,” relating to the NYSDFS’ market conduct examination findings that related primarily to disruptions in servicing caused by the Conversion. Pursuant to the consent order, Athene paid the NYSDFS a fine of $15,000 and will also take corrective actions and provide remediation to policyholders impacted by the Conversion. The agreements between the Company, Commonwealth Annuity and Athene provide indemnities to Athene, including for fines and penalties resulting from violations of law. Commonwealth Annuity has reimbursed Athene an amount equal to the NYSDFS fine in July, 2018. As of December 31, 2023 the Company no longer holds reserves for costs related to certain aspects of the corrective actions agreed under the consent order.

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software (“PBI/MOVEit Incident”), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers’ sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on its financial position or results of operations.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Commitments

The Company has an operational servicing agreement with a third party administrator for contract / policy administration of the Company’s traditional life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio. As of December 31, 2023 the purchase commitments related to the agreement with the third party administrator were as follows:

2024	$1,621
2025	1,565
2026	1,421
2027	111
2028	99
2029 and thereafter	87
Total	$4,903

The Company invests in certain joint ventures, limited liability companies (LLCs) and partnerships, and in some cases makes a commitment for additional investment up to a maximum invested amount.

The Company has funding commitments subsequent to December 31, 2023 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$20,069
Limited Partnerships and LLC's	$4,500

14.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2023 through April 12, 2024, the date that these financial statements were available to be issued, and determined that there are no Type – I Recognized, or Type – II, Non Recognized events.

On November 28, 2023, FAFLIC's ultimate parent company, TGAFG, entered into an agreement pursuant to which KKR agreed to acquire the remaining equity interests in Global Atlantic that KKR did not already own. Following the closing of this transaction on January 2, 2024, TGAFG and its subsidiaries are wholly-owned subsidiaries of KKR. KKR is the ultimate controlling person of FAFLIC.

15.	COMPOSITION OF OTHER ASSETS, LIABILITIES AND EXPENSES

Other assets consist of the following:

	December 31,
	2023	2022
Pension annuity contract	$(1)	$1,189
Miscellaneous receivables	15,666	105
Guaranty funds receivable or on deposit	34	37
Total other assets	$15,699	$1,331

First Allmerica Financial Life Insurance Company
(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)
Notes to Financial Statements- Statutory Basis
For the Years Ended December 31, 2023 and 2022
(Dollars in thousands)

Other liabilities consist of the following:

	December 31,
	2023	2022
Remittances and items not allocated	$15,786	$12,095
Payable for securities	683	10,259
Miscellaneous liabilities	817	178
Tax liabilities	(483)	(57)
Policyholder liabilities	941	905
Derivatives	—	16
Total other liabilities	$17,744	$23,396

Other expenses consist of the following:

	December 31,
	2023	2022
Captive financing fee	1,775	1,778
Total other expenses	$1,775	$1,778

16.	AGENT BENEFIT PLANS

Effective May 1, 2014 the Company assumed, and received assets for, a nonqualified defined contribution pension plan covering career distribution systems agents for $3,600. The plan was in an “inactive” state when it was assumed by the Company and the balance was related to liabilities remaining payable to agents receiving periodic distributions under annuity contracts at the time the plan was assumed. There were no expenses recognized in association with this plan for the years ended December 31, 2023 and 2022.

In connection with the February 1, 2021 acquisition of Global Atlantic by KKR & Co., Inc., and pursuant to Treasury Regulation § 1.409A-3(j)(4)(ix)(B), on October 22, 2021, the Company approved the termination and liquidation of all benefit plans for its financial professionals, including the nonqualified defined contribution agent pension plan, with an effective date of December 31, 2021.

Regular distributions under the plan continued through May 31, 2022 and on June 22, 2022, Company made an aggregate final payment to the agents of $1,184, which represented the present-value of the outstanding annuity contracts, as determined for value date December 31, 2021 by a 3rd-party actuarial analysis. As of December 31, 2023, there were no liabilities outstanding under the plan.

17.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

The Company’s separate account statement includes legally insulated assets of $113,751 and $111,015 as of December 31, 2023 and 2022, respectively. The assets legally insulated from the general account as of December 31, 2023 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$65,821	$—
Variable life insurance products	47,930	—
Total	$113,751	$—

Separate account~~s~~ assets held by the Company generally relate to variable annuities or life insurance of a non-guaranteed return nature. The net investment return of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuities generally provide a minimum guaranteed death benefit, the nature of which has varied over time. In 1996, the company began offering a minimum guaranteed death benefit which is adjusted annually to the current account value. The maximum amount associated with death benefit guarantees for 2023 was $2,451 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2022 was $10,140 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2021 was $2,365 with associated risk charges paid by the separate account to compensate for these risks of $1.

The maximum amount associated with death benefit guarantees for 2020 was $2,451 with associated risk charges paid by the separate account to compensate for these risks of $1.

The maximum amount associated with death benefit guarantees for 2019 was $2,547 with associated risk charges paid by the separate account to compensate for these risks of $2

Information regarding the Separate Accounts of the Company as of December 31, 2023 is as follows:

2023	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$1,526	$1,526

Reserves
For accounts with assets at:
Fair value	—	171	—	109,333	109,504

By withdrawal characteristics
With MV adjustment	—	171	—	—	171
At fair value	—	—	—	108,310	108,310

Not subject to discretionary withdrawal	—	—	—	1,022	1,022

Total	$—	$171	$—	$109,332	$109,503

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2023 is as follows:

Transfers to separate accounts	$1,526
Transfers from separate accounts	6,375
Net transfers to/(from) separate accounts	(4,849)
Reconciling adjustments:	(323)
Administration and policy fees	(2,626)
Matured deferred contracts	(9,801)
Reinsurance	5,738
Transfers as reported in the statements of operations	$(11,861)

Information regarding the Separate Accounts of the Company as of December 31, 2022 is as follows:

2022	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$1,637	$1,637

Reserves
For accounts with assets at:
Fair value	—	172	—	97,525	97,697

By withdrawal characteristics
With MV adjustment	—	172	—	—	172
At fair value	—	—	—	96,509	96,509

Not subject to discretionary withdrawal	—	—	—	1,016	1,016

Total	$—	$172	$—	$97,525	$97,697

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2022 is as follows:

Transfers to separate accounts	$1,637
Transfers from separate accounts	7,821
Net transfers to/(from) separate accounts	(6,184)
Reconciling adjustments:	322
Administration and policy fees	(2,593)
Matured deferred contracts	(224)
Reinsurance	8,982
Transfers as reported in the statements of operations	$303

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

18.	CLOSED BLOCK

Effective December 1, 2015, and following the approval of the MADOI, the Company entered into a coinsurance agreement with Ameritas Life Insurance Corp whereby it ceded substantially all of its closed block of business. The closed block consists of individual whole life insurance participating policies, term life policies and individual deferred annuity contracts which were inforce as of October 16, 1995. As a result of the transaction, the Company ceded $571,400 policyholder liabilities, and transferred associated assets.

The table below presents financial schedule for the closed block, prior to the impact of reinsurance at December 31, 2023 and 2022.

Summarized financial information of the Closed Block for the years ended December 31, was as follows:

BALANCE SHEET	2023	2022
Assets:
Bonds, at amortized cost	$355,512	$375,543
Cash & short-term investments	12,903	6,191
Policy loans	49,937	51,657
Investment income due & accrued	6,258	6,429
Premiums deferred and uncollected	1,284	1,370
Aggregate write-ins for other than invested assets	6,122	2,352
Current federal & foreign income tax recoverable	3,514	3,342
Total admitted assets	$435,530	$446,884

Liabilities:
Policy liabilities & accruals	$449,956	$467,833
Other liabilities	4,604	1,889
Total liabilities	$454,560	$469,722

INCOME STATEMENT	2023	2022
Revenues:
Premiums and other considerations	$9,403	$10,215
Net investment income	22,357	23,782
Realized gains	—	74
Total revenue	$31,760	$34,071

Benefits & expenses:
Policy benefits	$28,175	$33,037
Operating & selling expenses	(50)	(11)
Taxes, excluding capital gains tax	(172)	(436)
Total benefits & expenses	$27,953	$32,590

Closed Block Net Income	$3,807	$1,481

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

CASH FLOWS	2023	2022
Cash from Operations:
Premiums & annuity considerations	$9,478	$10,491
Net investment income	23,422	25,037
Claims, surrenders & other benefits	(37,353)	(43,048)
Commissions & expenses paid	—	—
Dividends to policyholders	(7,360)	(12,489)
Federal income taxes	—	—
Net cash used in operations	$(11,813)	$(20,009)

Cash from Investments:
Proceeds from investments sold, matured or repaid
Bonds	$19,137	$21,309

Cost of investments acquired
Bonds	—	(1,494)

Net decrease in policy loans	1,720	6,642
Net decrease in receivable for securities	—	—
Net cash (used in) / provided by investments	$20,857	$26,457

Cash from Financing & Other Sources:
Net deposits on deposit type contracts & other liabilities	$(1,278)	$(1,174)
Other cash applied	(1,054)	(4,731)
Net cash (used in) / provided by financing and other sources	$(2,332)	$(5,905)

Cash and Short Term Investments
Net Change in cash and short term investments	$6,712	$543
Beginning of the year	6,191	5,648
End of the year	$12,903	$6,191

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

19. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the annual statement in February 2024 and prior to the issuance of the Company's audited financial statements for the year ended December 31, 2023, the Company identified a reinsurance receivable and payable presentation correction which effectively increased receivable and payable balances on the balance sheet with no impact on surplus which differs from the annual statement as noted below.

A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2023 statutory annual statement	$135,372	$7,572	$15,651,384	$15,516,012

2023 Adjustments:
Reinsurance recoverable/payable reclass	—	—	93,328	93,328
As reported in the 2023 audited financial statement	$135,372	$7,572	$15,744,712	$15,609,340

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

Subsequent to the filing of the annual statement in February 2023 and prior to the issuance of the Company's audited financial statements for the year ended December 31, 2022, the Company identified and reclassified the treatment of ceded funds withheld premium non-cash adjustments to the cash flow statement, resulting in updated presentation of cash flow amounts. A reinsurance receivable and payable presentation correction was also discovered which effectively increased receivable and payable balances on the balance sheet with no impact on surplus which differs from the annual statement as noted below.

Subsequent to the filing of the Company's Annual Statement in February 2022 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2021, the Company identified and reclassified a balance related to a funds withheld non cash amount presentation correction in the cash flow statement.which effectively decreased taxes recoverable and also decreased intercompany payables, with no impact on surplus. A policy loan non-admit and change in estimate was also discovered which effectively decreased policy loan asset balance and policy loan liability balance and decreased surplus.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2023 and 2022

(Dollars in thousands)

A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2022 statutory annual statement	$89,671	$(85,719)	$6,293,145	$6,203,473

2022 Adjustments:
Reinsurance recoverable/payable reclass	—	—	48,831	48,831
Reversal of policy loan valuation accrual	—	953	—	—
As reported in the 2022 audited financial statement	$89,671	$(84,767)	$6,341,976	$6,252,305

	Net Cash from Operations	Net Cash from Investments	Net Cash from Financing	Net Change in Cash
As reported in the 2022 statutory annual statement	$(2,525,377)	$52,782	$2,763,924	$291,329
Funds withheld ceded premium non cash reclass	2,625,769	—	(2,625,769)	—
Reinsurance Receivable	53,000	—	(53,000)	—
Prior year policy loan audit adjustment	$(7,604)	$7,604	$—	$—
Prior year policy loan valuation audit adjustment	$953	$—	$(953)	$—
Prior year funds withheld audit adjustment	$(1,620)	$—	$1,620	$—

As reported in the 2022 audited financial statement	$145,121	$60,386	$85,822	$291,329

SUPPLEMENTAL INFORMATION

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Investment Income Earned
U.S. Government Bonds	$16,923
Other bonds (unaffiliated)	277,463
Bonds of affiliates	8,443
Preferred stock	—
Mortgage loans	31,105
Premium notes, policy loans and liens	7,364
Cash and short term-investments	27,623
Other invested assets	1,281
Miscellaneous income	19,102
Gross investment income	$389,304

Other long term assets–statement value	$122,331

Bonds and Short-Term Investments by Maturity and Class by Maturity (weighted based on future cash flows) - Statement Value
Due within one year or less	$232,181
Over 1 year through 5 years	1,617,509
Over 5 years through 10 years	2,299,237
Over 10 years through 20 years	2,664,987
Over 20 years	4,166,391
Total by Maturity	$10,980,305

by Class - Statement Value
Class 1	$7,567,614
Class 2	3,368,969
Class 3	29,441
Class 4	12,189
Class 5	2,092
Class 6	—
Total by Class	$10,980,305

Total Publicly Traded	$9,128,313
Total Privately Traded	1,851,992
Total	$10,980,305

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$557,821
Residential mortgages	724,092
Total	$1,281,913

Mortgage loans on real estate by standing (book value);
Good standing	$1,281,452
Good standing with restructured terms	—
With overdue interest over 90 days	430
In process of foreclosure	31
Total	$1,281,913

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Collateral loans	$6,572

Common stocks - statement value	$3,091

Collar, Swap and Forward Agreements Open - Statement Value	$—

Short-term investments - book value	$149,364
Cash equivalents	1,681,432
Cash on deposit	10,484
Total	$1,841,280

Life insurance in force
Ordinary life	$2,700,944
Group life	6,654
$2,707,598

Amount of accidental death insurance in force under ordinary policies	$2,852,995

Life insurance policies with disability provisions in force
Ordinary life	$898,631
Group life	4,738
$903,369
Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$—
Amount of income payable	8,947

Ordinary - not involving life contingencies
Amount on deposit	$22,560
Amount of income payable	4,399

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Annuities:
Ordinary
Immediate - amount of income payable	$4,661
Deferred - fully paid account balance	981,405
Deferred - not fully paid account balance	—

Group
Immediate - amount of income payable	$20,646
Deferred - fully paid account balance	25,942
Deferred - not fully paid account balance	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$261,656
Dividend accumulations - account balance	734

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $15,630,961 at December 31, 2023.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Long Term Bonds	2.01	BANK OF AMERICA CORP	$134,181	0.9%
Long Term Bonds	2.02	MORGAN STANLEY	95,716	0.6%
Long Term Bonds	2.03	UNITEDHEALTH GROUP INC	87,160	0.6%
Long Term Bonds	2.04	Freddie Mac	84,689	0.5%
Long Term Bonds	2.05	KSL 2023-HT	79,198	0.5%
Long Term Bonds / Short Term Bonds	2.06	WELLS FARGO & COMPANY	79,054	0.5%
Long Term Bonds	2.07	Fannie Mae	75,813	0.5%
Long Term Bonds	2.08	HITR 5A	75,399	0.5%
Long Term Bonds	2.09	LOWE'S COS INC	75,216	0.5%
Long Term Bonds	2.10	COMCAST CORP	71,944	0.5%

3.	The amount and percentage of the Company’s total admitted assets held in bonds, short-term investments and cash equivalents, and by NAIC rating is as follows:

NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$7,567,615	48.4%
3.02	NAIC-2	3,368,969	21.6%
3.03	NAIC-3	29,441	0.2%
3.04	NAIC-4	12,189	0.1%
3.05	NAIC-5	2,092	—%
3.06	NAIC-6	—	—%
		$10,980,306	70.3%

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$1,091,512	7.0%
4.03	Foreign-currency-denominated investments	—	—%
4.04	Insurance linked liabilities denominated in that same foreign currency	—	—%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$1,026,136	6.6%
5.02	Countries rated NAIC-2	—	0.0%
5.03	Countries rated NAIC-3 or less	65,376	0.4%
		$1,091,512	7.0%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01	France	$263,411	1.7%
6.02	United Kingdom	233,288	1.5%
Countries rated NAIC-3
6.03	Swaziland	52,665	0.3%
6.04	Bangladesh	10,433	0.1%
		$559,797	3.6%

7-9. Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	HITR 5A	1	$75,399	0.5%
10.02	VODAFONE GROUP PLC	2	53,068	0.3%
10.03	UBS GROUP AG	1	49,270	0.3%
10.04	BPCE SA	2	48,568	0.3%
10.05	TOTALENERGIES CAP INTL	1	46,553	0.3%
10.06	CREDIT AGRICOLE SA	2	40,707	0.3%
10.07	LLOYDS BANKING GROUP PLC	2	40,528	0.3%
10.08	COMMONWEALTH BANK AUST	1 & 2	37,376	0.2%
10.09	STERIS PLC	2	34,633	0.2%
10.10	ING GROEP NV	1	31,109	0.2%
			$457,211	2.9%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

11.	Assets held in Canadian investments are as follows:

11.02	Total admitted assets held in Canadian investments	301,296	1.93%
11.03	Canadian currency-denominated investments
11.04	Canadian-denominated insurance liabilities
11.05	Unhedged Canadian currency exposure

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

13.	Assets held in equity interests are less than 2.5% of the Company’s total admitted assets.

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows: The aggregate mortgage interest represents the combined value of all mortgages secured by the same group of properties:

Type		Amount	Percentage of Total Admitted Assets
16.01	Commercial	65,819	0.42%
16.02	Commercial	29,318	0.19%
16.03	Commercial	26,122	0.17%
16.04	Commercial	25,463	0.16%
16.05	Commercial	24,003	0.15%
16.06	Commercial	23,692	0.15%
16.07	Commercial	23,042	0.15%
16.08	Commercial	21,784	0.14%
16.09	Commercial	21,782	0.14%
16.10	Commercial	20,937	0.13%

Amounts and percentages of the Company’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
16.11	Construction loans	—	—%
16.12	Mortgage loans over 90 days past due	430	—%
16.13	Mortgage loans in the process of foreclosure	31	—%
16.14	Mortgage loans foreclosed	—	—%
16.15	Restructured mortgage loans	—	—%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined for the most current appraisal as of the statement date:

		Residential		Commercial		Agricultural
Loan to Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
17.01	above 95%	$2,555	0.02%	$142,722	0.91%	$—	—%
17.02	91 to 95%	181	—%	—	—%	—	—%
17.03	81 to 90%	75,218	0.48%	—	—%	—	—%
17.04	71 to 80%	342,124	2.19%	—	—%	—	—%
17.05	below 70%	304,014	1.94%	415,099	2.66%	—	—%
		724,092	4.63%	557,821	3.57%	—	—%

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$—	0%	$—	0%
21.02	Income generation	—	0%	—	0%
21.03	Other	—	0%	—	0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

At End of Each Quarter
		1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	$—	$—	$—
22.02	Income generation	—	—	—
22.03	Replications	—	—	—
22.04	Other	—	—	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$10	—%	$8	$9	$9
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

24.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Summary Investment Schedule

December 31, 2023

(Dollars in thousands)

Summary Investment Schedule

			Admitted Assets as Reported in
	Gross Investment Holdings*		the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	2,126,770	14.53%	2,126,770	14.54%
All other governments	60,684	0.41%	60,684	0.41%
U.S. states, territories and possessions, etc. guaranteed	55,157	0.38%	55,157	0.38%
U.S. political subdivisions of states, territories, and possessions, guaranteed	68,850	0.47%	68,850	0.47%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,231,677	8.42%	1,231,677	8.42%
Industrial and miscellaneous	6,981,231	47.71%	6,981,231	47.72%
Hybrid securities	77,253	0.53%	77,253	0.53%
Parent, subsidiaries and affiliates	241,831	1.65%	241,831	1.65%
Total long-term bonds	10,843,453	74.10%	10,843,453	74.12%
Preferred Stocks:
Total preferred stocks	—	—%	—	—%
Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	3,091	0.02%	3,091	0.02%
Total common stocks	3,091	0.02%	3,091	0.02%
Mortgage Loans:
Residential mortgages	724,092	4.95%	724,092	4.95%
Commercial mortgages	497,957	3.40%	497,957	3.40%
Mezzanine real estate loans	59,864	0.41%	59,864	0.41%
Total mortgage loans	1,281,913	8.76%	1,281,913	8.76%
Real Estate:
Total real estate	—	—%	—	—%
Cash	10,485	0.07%	10,485	0.07%
Cash equivalents	1,681,432	11.49%	1,681,432	11.49%
Short-term investments	149,364	1.02%	149,364	1.02%
Contract loans	540,522	3.69%	536,813	3.67%
Other invested assets	24,202	0.17%	24,202	0.17%
Receivables for securities	98,129	0.67%	98,129	0.67%
Total invested assets	14,632,591	100.00%	14,628,882	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Summary Investment Schedule

December 31, 2023

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____1_____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____1_____

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2023

(Dollars in thousands)

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

Page 79